AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 22, 2000
                                          SECURITIES ACT FILE NO. 333-__________
                                        INVESTMENT COMPANY ACT FILE NO. 811-7861

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------
                                    FORM N-2

                        (Check Appropriate Box or Boxes)

   /X/      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   / /            PRE-EFFECTIVE AMENDMENT NO.
   / /            POST-EFFECTIVE AMENDMENT NO.

                                       AND

   /X/      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
   /X/            AMENDMENT NO.  3

                             ----------------------
                             THE MALLARD FUND, INC.
               (Exact name of Registrant as specified in charter)
                                500 Grant Street
                                   Suite 2226
                              Pittsburgh, PA 15219
                    (Address of principal executive offices)
       Registrant's Telephone Number, including Area Code: (412) 281-2805

                                Richard F. Berdik
                             Secretary and Treasurer
                             The Mallard Fund, Inc.
                                500 Grant Street
                                   Suite 2226
                              Pittsburgh, PA 15219
                     (Name and address of agent for service)

                                   Copies to:
                              Arthur J. Brown, Esq.
                           Kirkpatrick & Lockhart LLP
                        1800 Massachusetts Avenue, N. W.
                             Washington, D. C. 20036

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective (check appropriate box):
  /X/  when declared effective pursuant to Section 8(c)

---------------------------------------------------------------------------------------------------------------------------------
                                CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
---------------------------------------------------------------------------------------------------------------------------------
        Title of Securities                  Amount            Proposed Maximum         Proposed Maximum          Amount of
          Being Registered              Being Registered    Offering Price Per Unit    Aggregate Offering      Registration Fee
------------------------------------- --------------------- ------------------------ ------------------------ -------------------
Common stock, $.001 par value         $10,000,000.00                                                          $2,640.00
------------------------------------- --------------------- ------------------------ ------------------------ -------------------

Registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with the provisions of Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                             THE MALLARD FUND, INC.
                                          Form N-2 Cross Reference Sheet

ITEM NO.          ITEMS IN PART A AND PART B OF FORM N-2*              PROSPECTUS CAPTION
--------          ---------------------------------------              ------------------
1                 Outside Front Cover                                  Outside Front Cover of Prospectus
2.                Cover Pages; Other Offering Information              Outside Front Cover and Inside Front Cover
                                                                       Pages of Prospectus; Prospectus Summary
3.                Fee Table and Synopsis                               Fund Expenses
4.                Financial Highlights                                 Financial Highlights
5.                Plan of Distribution                                 Outside Front Cover of Prospectus;
                                                                       Prospectus Summary; Purchase of Shares
6.                Selling Shareholders                                 Not applicable
7.                Use of Proceeds                                      Use of Proceeds
8.                General Description of the Registrant                The Fund; Investment Objective and
                                                                       Policies; Investment Restrictions;
                                                                       Special Considerations and Risk Factors;
                                                                       Description f Capital Stock
9.                Management                                           Management; Administrator, Transfer and
                                                                       Dividend Disbursing Agent, Custodian
10.               Capital Stock, Long-Term Debt and
                  Other Securities                                     Description of Capital Stock, Purchase of
                                                                       Shares, Special Considerations and Risk
                                                                       Factors, Liquidation, Dividends and Other
                                                                       Distributions, Taxes
11.               Defaults and Arrears on Senior Securities            Not applicable
12.               Legal Proceedings                                    Not applicable
13.               Table of Contents of the Statement of Additional     Not applicable
                  Information
14.               Cover Page                                           Not applicable
15.               Table of Contents                                    Not applicable
16.               General Information and History                      Not applicable
17.               Investment Objective and Policies                    Investment Objective and Policies;
                                                                       Investment Restrictions; Special
                                                                       Considerations and Risk Factors; Portfolio
                                                                       Transactions
18.               Management                                           Management; Administrator, Transfer and
                                                                       Dividend Disbursing Agent, Custodian
19.               Control Persons and Principal Holders of
                  Securities                                           Prospectus Summary; Management
20.               Investment Advisory and Other Services               Management; Administrator, Transfer and
                                                                       Dividend Disbursing Agent, Custodian
21.               Brokerage Allocation and Other Practices             Portfolio Transactions
22.               Tax Status                                           Taxes
23.               Financial Statements                                 Financial Statements


* All information required to be set forth in Part B: Statement of Additional Information has been included in Part A: Prospectus

THE INFORMATION IS THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                [500,000] Shares
                             The Mallard Fund, Inc.
                                  Common Stock
                                ----------------

           The Mallard Fund, Inc. (the "Fund") is a non-diversified, closed-end investment company. The Fund's investment objective is to provide high total return (primarily from capital appreciation and secondarily from current income). The Fund invests primarily in other pooled investment vehicles. These vehicles include open-end and closed-end investment companies, private investment companies, private venture capital companies, and other collective investment funds. The Fund also may invest in securities directly and holds cash and/or U.S. Government securities and other short-term money market instruments. The Fund may borrow money for investment purposes. There can be no assurance that the Fund will achieve its investment objective. The Fund is managed by its officers under the supervision of its board of directors.

           Shares of the Fund will be offered at a price equal to the net asset value of a share of the Fund on the close of the subscription offering period, which is expected to end on March 31, 2001, unless extended. The subscriptions will be payable and the stock will be issued immediately after the Fund determines its net asset value. The minimum initial purchase during the subscription offering period is [$2,000,000]. The offering of shares of the Fund will be made on a "best efforts" basis under which the underwriter is required to take and pay for only such shares as it may sell to the public. Monies for subscriptions will not be accepted prior to the closing of the offering period.

           Shares of the Fund are available exclusively to organizations that are exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code, as amended (the "Code") and to charitable remainder trusts described in Section 664 of the Code. (See "Eligible Investors").

           The transferability of shares of the Fund is severely restricted; all transfers must be approved by the Fund prior to transfer. No market currently exists for the Fund's stock and it is not expected that a secondary market will develop. To the extent a secondary market does develop, shares of closed-end funds frequently trade in the secondary market at a discount from their net asset values. (See "Liquidity")
                                                   (CONTINUED ON FOLLOWING PAGE)

                                ----------------

           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
             DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE.
              ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.


-------------------------------------------------------------------------------------------------------------------------
                                                           PRICE TO PUBLIC (1)      SALES LOAD       PROCEEDS TO FUND(2)
                                                           ---------------          -----------      ----------------
Per Share...........................................            $[21.77]                None               $[____]
Total...............................................          $[10,885,000]             None             $[________]
-------------------------------------------------------------------------------------------------------------------------
                                                                                             (FOOTNOTES ON FOLLOWING PAGE)


                The date of this Prospectus is [________], 2000.

           This Prospectus sets forth information about the Fund that an investor should know before investing. It should be read and retained for future reference. Additional information concerning the Fund has been filed with the Securities and Exchange Commission and may be obtained by writing to the Fund or Mellon Financial Markets, LLC at One Mellon Center, 4th Floor, Pittsburgh, PA 15258 or by calling (412) 234-7142.

           Since the Fund's stock will not be readily marketable and should be considered illiquid, the Board of Directors will consider, on an annual basis, the possibility of making tender offers to repurchase all of the stock of the Fund from stockholders at the net asset value per share. There can be no assurance, however, that the Board of Directors will decide to make any tender offers. See "Tender Offers." If the Board of Directors does not make a tender offer to repurchase all of the stock of the Fund by December 31, 2003, the Fund will be liquidated as soon as practical thereafter unless the Fund obtains unanimous approval from all stockholders not to liquidate the Fund. See "Liquidation."

           Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of your investment. The leverage used by the Fund creates special risks, including the risk of higher volatility of the net asset value of the shares. See "Special Considerations and Risk Factors -- Leveraging."

           The Fund's stock does not represent a deposit or obligation of, and is not guaranteed or endorsed by, any bank or other insured depository institution, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

-----------
(FOOTNOTES FROM PREVIOUS PAGE)
(1) Estimated based on the net asset value of a share of the Fund on September 30, 2000. The stock is offered on a best efforts basis at a price equal to the net asset value of a share of the Fund at the close of the offering period.

(2) Assuming all shares being offered are sold and before deducting offering expenses incurred by the Fund (estimated at $[------]).


                                ----------------

                            [GRAPHIC OMITTED] MELLON



                     --------------------------------------

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Prospectus Summary.............................................................4

Fund Expenses..................................................................8

The Fund  ....................................................................10

Use Of Proceeds...............................................................10

Investment Objective And Policies.............................................10

Investment Restrictions.......................................................13

Special Considerations And Risk Factors.......................................13

Purchase Of Shares............................................................20

Tender Offers.................................................................20

Liquidation...................................................................21

Management ...................................................................22

Portfolio Transactions........................................................24

Dividends And Other Distributions.............................................25

Taxes.........................................................................25

Net Asset Value...............................................................27

Description Of Capital Stock..................................................28

Performance Information.......................................................29

Administrator, Transfer And Dividend Disbursing Agent, Custodian..............30

Additional Information........................................................30

Financial Statements..........................................................30

Appendix.....................................................................A-1


                    --------------------------------------

PROSPECTUS SUMMARY

THE FOLLOWING SUMMARY IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE MORE DETAILED INFORMATION INCLUDED ELSEWHERE IN THIS PROSPECTUS. INVESTORS SHOULD CAREFULLY CONSIDER INFORMATION SET FORTH UNDER THE HEADING "SPECIAL CONSIDERATIONS AND RISK FACTORS."

The Fund . . . . . . . . . .      The  Fund  is  a  non-diversified,  closed-end
                                  management  investment  company  organized  in
                                  1997. See "The Fund."

The Offering . . . . . . . .      Mellon    Financial    Markets,    LLC    (the
                                  "Underwriter")  and other  securities  dealers
                                  that may enter into dealer agreements with the
                                  Underwriter  will  solicit  subscriptions  for
                                  shares of the Fund during a period expected to
                                  end on March 31, 2001, unless extended. Shares
                                  of the Fund will be offered  at a price  equal
                                  to the net asset  value of a share of the Fund
                                  at  the   close   of  the   offering   period.
                                  [Immediately] after the Fund determines its net asset value, the subscriptions will be payable and the shares will be issued. The offering will be made on a "best efforts" basis.

                                  The minimum initial purchase during the subscription period is [$2,000,000]. The Fund reserves the right to waive or modify the minimum investment requirement at any time. The estimated number of shares of stock offered hereby is [500,000]. The actual number of shares offered will be based on the net asset value of the Fund at the close of the offering period.

Eligible Investors . . . . .      The   Fund   is   available   exclusively   to
                                  organizations  that qualify for exemption from
                                  federal   income    taxation   under   Section
                                  501(c)(3) of the  Internal  Revenue  Code,  as
                                  amended   (the   "Code")  and  to   charitable
                                  remainder  trusts  described in Section 664 of
                                  the  Code.   Shares  of  the  Fund  cannot  be
                                  transferred  without the approval of the Fund.
                                  See "Restrictions on Transferability."

Investment Objective
  and Policies . . . . . . . .    The  investment  objective  of the  Fund is to
                                  provide  high  total  return  (primarily  from
                                  capital   appreciation  and  secondarily  from
                                  current income). The Fund seeks to achieve its
                                  investment objective by investing primarily in
                                  other  pooled   investment   vehicles.   These
                                  vehicles   include   open-end  and  closed-end
                                  investment   companies,   private   investment
                                  companies,  private venture capital companies,
                                  and other  collective  investment  funds.  The
                                  Fund also may  invest in  securities  directly
                                  and  may  hold  cash  and/or  U.S.  Government
                                  securities and other  short-term  money market
                                  instruments.  There can be no  assurance  that
                                  the   Fund   will   achieve   its   investment
                                  objective.

                                  The Fund currently is invested primarily in private venture capital and public and private investment pools that invest in emerging markets and U.S. equities.

Management and
  Investment Consultant  . .  .   The  business  and  affairs  of the  Fund  are
                                  managed under the direction of the Board of Directors. The President of the Fund is its Chief Investment Officer. As Chief Investment
                                  Officer, the President is responsible for

                    --------------------------------------
                                  making decisions to buy, sell, or hold a particular security subject to the oversight of the Board of Directors. The Fund invests in various pooled investment vehicles all, or almost all, of which have investment advisers which, in turn, provide portfolio management for those vehicles.

Administrator and
  Custodian . . . . . . . . .     Arthur   Andersen  LLP   ("Arthur   Andersen")
                                  provides    administrative    and   accounting
                                  services to the Fund  necessary for the Fund's
                                  operations.   Mellon  Bank,   N.A.  serves  as
                                  custodian of the Fund's assets.

Dividends and Other
  Distributions . . . . . . .     The  policy  of  the  Fund  is  to  distribute
                                  quarterly an amount that on an annual basis is
                                  equal to  approximately  [__]%  of the  Fund's
                                  average   net   asset   value.    This   fixed
                                  distribution  rate will not be  related to the
                                  amount of the Fund's net investment  income or
                                  net  realized  capital  gains or  losses.  The
                                  Board of  Directors  may adjust  the  year-end
                                  quarterly distribution to ensure that the Fund
                                  makes all  required  capital  gain and  income
                                  distributions.  If, for any calendar year, the
                                  total   distributions   required  by  the  __%
                                  pay-out   policy   exceed   the   Fund's   net
                                  investment income and net realized capital gains, which normally is expected to be the case, the excess generally will be treated as a tax-free return of capital, reducing a shareholder's adjusted basis in its shares.
                                  See "Taxes."

Tender Offers and
  Liquidation . . . . . . . .     The Board of Directors  will  consider,  on an
                                  annual basis, the possibility of making tender
                                  offers (each a "Tender  Offer") to  repurchase
                                  all of the shares of the Fund at a price equal
                                  to the net asset  value per share.  Any Tender
                                  Offer will be on an "all or none"  basis.  The
                                  Board  of  Directors,  however,  is  under  no
                                  obligation to authorize the making of a Tender
                                  Offer and no  assurance  can be given  that in
                                  any  particular  year a Tender  Offer  will be
                                  made.  See  "Tender  Offers."  If the Board of
                                  Directors  does not commence a Tender Offer by
                                  December 31, 2003, the Fund will be liquidated
                                  as soon as  practical  thereafter  unless  the
                                  Fund  obtains  unanimous   approval  from  all
                                  stockholders  not to liquidate  the Fund.  See
                                  "Liquidation."

Special Considerations
  and Risk Factors . . . . .      LIQUIDITY  OF FUND.  The  Fund's  stock is not
                                  listed  on  any   exchange,   and  it  is  not
                                  currently  anticipated that a secondary market
                                  will  develop.  Moreover,  shares  of the Fund
                                  cannot be transferred  without the approval of
                                  the Fund,  which approval  ordinarily will not
                                  be given unless  transferees  would qualify as
                                  Eligible Investors.  Moreover, while the Board
                                  will consider making a tender offer for shares
                                  at least  annually,  as noted above, it is not
                                  required to make any offerings. Because of the
                                  anticipated  lack of a  secondary  market  for
                                  shares of its  stock,  the Fund  should not be
                                  considered  a vehicle for trading  purposes or
                                  for investors who need more  liquidity than is
                                  provided  under  the  arrangements   described
                                  herein.

                                  INVESTMENT  RISK.  The Fund  concentrates  its
                                  investments in shares of open-end and closed-end investment companies and other pooled investment vehicles. Pooled investment vehicles generally pool the investments of

                    --------------------------------------
                                  different investors and use professional management to select and purchase securities for their portfolios. Any investment in pooled investment vehicles involves risk.

                                  The ability of the Fund to achieve its investment objective will depend, among other things, on its ability to allocate successfully its assets among different asset categories and to select and monitor portfolio investment vehicles within each specified category. Specifically, the Fund selects from a broad range of asset categories, including speculative equity securities vehicles, such as emerging markets funds, venture capital funds, aggressive growth funds and leveraged buyout funds, and conservative debt securities vehicles, such as short-term U.S. government securities funds. Thus, the Fund may choose among asset categories that range from the most aggressive to the most conservative. The Fund's decisions to invest more heavily in aggressive or conservative vehicles, equity or debt-oriented vehicles, or U.S. or foreign-oriented vehicles will impact significantly the results of the Fund. This asset allocation risk is separate from the risk of selecting particular investments.

                                  The   ability  of  the  Fund  to  achieve  its
                                  investment objective also depends on the ability of the advisers and managers of the pooled investment vehicles to achieve their objective. There can be no assurance that the investment objective of the Fund, or of any of the pooled investment vehicles in which it invests, will be achieved.

                                  LIQUIDITY OF POOLED INVESTMENT VEHICLES. Open-end investment companies stand ready to redeem their shares at net asset value, but an open-end investment company is obliged to redeem shares held by the Fund only in an amount up to 1% of such company's outstanding securities during any period of 30 days. Shares of closed-end funds are not redeemable, but generally trade on exchanges at prices that typically are lower than their net asset value.

                                  Interests in other pooled investment vehicles, such as private investment companies, generally are not redeemable by the holder and are considered to be illiquid, which may impair the Fund's ability to realize the full value of its interest. The Board of Directors will consider the liquidity of the Fund's securities in determining whether a tender offer should be made by the Fund. See
                                  "Investment Objective and Policies" and "Investment Restrictions."

                                  LEVERAGE. The Fund has borrowed, and may borrow additional, money in amounts up to 33-1/3% of the value of its total assets to finance additional investments as well as to make distributions and finance tender offers and for temporary, extraordinary or emergency purposes. See "Tender Offers." To the extent costs of borrowing, including interest, associated therewith exceed the return on the additional investments, the return realized by the Fund's common stockholders will be adversely affected. Moreover, if the return is negative during a period, not only will the Fund's common stockholders be adversely affected thereby but the Fund also will pay the costs associated with the borrowing.


                    --------------------------------------
                                       6

                                  Leverage creates certain other risks for holders of shares, including the risk of higher volatility of the net asset value of the shares, and the risk that interest rates on the indebtedness will affect the yield and return to holders of shares. Under adverse conditions, the Fund's leveraged capital structure would result in a lower rate of return to stockholders than if the Fund were not leveraged. See "Special Considerations and Risk Factors - Leveraging."

                                  INVESTMENT LIMITATIONS. The Fund may invest up to 100% of its total assets in open-end and closed-end investment companies and may invest up to 25% of its total assets in any one open-end or closed-end investment company. The Fund may purchase only up to 3% of the total outstanding voting securities of a registered investment company. The Fund also invests in private investment companies and enters into commitments to make future investments in private investment companies, provided, however, that at the time of each investment or commitment, the Fund does not have more than 75% of its total assets invested in, and does not have more than 100% of its total assets invested in or committed to, private investment companies. In addition, the Fund may invest up to 10% of its total assets in any one private investment company. See "Investment Objective and Policies."

                                  NON-DIVERSIFIED STATUS. The Fund is registered as a "non-diversified" investment company so that it is able to invest more than 5% of its assets in the obligations of any single issuer, subject to the diversification requirements of Subchapter M of the Code applicable to the Fund. Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a "diversified" fund to any single economic, political or regulatory occurrence.

Control Persons . . . . . .       The   William  S.   Dietrich   II   Charitable
                                  Remainder Annuity Trust (the "Dietrich CRAT"),
                                  the   William  S.   Dietrich   II   Charitable
                                  Remainder Unit Trust (the "Dietrich CRUT") and
                                  the   William  S.   Dietrich   II   Charitable
                                  Remainder  Unit Trust II (the  "Dietrich  CRUT
                                  II") own approximately  84%, 15% and 1% of the
                                  shares  of  the  Fund,  respectively.  If  all
                                  shares offered pursuant to the public offering
                                  are sold and issued,  it is  anticipated  that
                                  the Dietrich CRAT individually  still will own
                                  well over 50% of the shares of the Fund.  As a
                                  result of this stock  ownership,  the Dietrich
                                  CRAT  would  be  deemed  to  control  the Fund
                                  within the  meaning of Section  2(a)(9) of the
                                  Investment  Company Act of 1940 ("1940  Act").
                                  Because of its  ownership,  the Dietrich  CRAT
                                  will  be  able  to  vote  on and  control  all
                                  matters   relating  to  the   management   and
                                  policies of the Fund,  such as the election of
                                  directors   and  any  changes  in  the  Fund's
                                  fundamental investment  restrictions.  William
                                  S. Dietrich II, president of the Fund, is the sole trustee of each and therefore indirectly controls the Fund and will continue to do so following the offering. See "Control Persons."

                    --------------------------------------

                                  FUND EXPENSES

           The   following   tables  are   intended  to  assist   investors   in
understanding the various costs and expenses that an investor in the Fund will bear, directly or indirectly.

STOCKHOLDER TRANSACTION EXPENSES

      Sales load (as a percentage of offering price)(1)....................None
      Dividend reinvestment fees ..........................................None

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF NET ASSETS)
      Other expenses(2)....................................................0.39%
      Total annual operating expenses......................................0.39%
                                                                           ====


(1) No sales load or commission will be payable in connection with this offer.

(2) "Other expenses" are based on expenses incurred during the Fund's most recent Fiscal Year ended March 31, 2000 and include director compensation, administrative, custodial, transfer agency, legal, audit, and other miscellaneous Fund expenses. Effective [September 1, 2000], no investment consulting fees were paid by the Fund.

EXAMPLE

           The following example demonstrates the projected dollar amount of total cumulative expense that would be incurred over various periods with respect to a hypothetical investment in the Fund. These amounts are based upon payment by the Fund of operating expenses at the levels set forth in the above table.

           An investor would directly or indirectly pay the following expenses of a $1,000 investment in the Fund, assuming i) a 5% annual return and ii) reinvestment of all dividends and other distributions at net asset value:

               ONE YEAR        THREE YEARS        FIVE YEARS         TEN YEARS
               --------        -----------        ----------         ---------

                  $4               $13                $22               $49

           This example assumes that the percentage amounts listed under total annual operating expenses remain the same in the years shown. The above tables and the assumption in the example of a 5% annual return and reinvestment at net asset value are required by regulation of the Securities and Exchange Commission applicable to all closed-end investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the stock. Actual expenses and annual rates of return may be more or less than those assumed for purposes of the example.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.



                    --------------------------------------
                                       8

FINANCIAL HIGHLIGHTS (UNAUDITED)
For a share outstanding throughout each period.

                                                              FOR THE PERIOD     FOR THE YEAR     FOR THE YEAR     FOR THE PERIOD
                                                            APRIL 1, 2000 TO APRIL 1, 1999 TO APRIL 1, 1998 TO  MAY 30, 1997#  TO
                                                          SEPTEMBER 30, 2000   MARCH 31, 2000   MARCH 31, 1999     MARCH 31, 1998
                                                          ------------------   --------------   --------------     --------------
NET ASSET VALUE- BEGINNING OF PERIOD                                  $22.70           $11.52           $16.75           $19.97**
                                                         -------------------------------------------------------------------------

INVESTMENT OPERATIONS:

     Net investment income                                              1.35             0.44             0.09               0.97
     Net realized and unrealized gain on investments                  (2.28)            13.54           (2.55)             (0.59)
                                                         -------------------------------------------------------------------------
     Total from investment operations                                 (0.93)            13.98           (2.46)               0.38
                                                         -------------------------------------------------------------------------

DISTRIBUTIONS:

     From net investment income                                         0.00           (0.44)           (0.09)             (0.97)
     In excess of net investment income                                 0.00           (2.36)           (2.68)             (0.05)
     In excess of realized gain                                         0.00             0.00             0.00             (0.54)
     Return of capital                                                  0.00             0.00             0.00             (2.04)
                                                         -------------------------------------------------------------------------
     Total Distributions                                                0.00           (2.80)           (2.77)             (3.60)
                                                         -------------------------------------------------------------------------

NET ASSET VALUE- END OF PERIOD                                       $21.77           $22.70            $11.52             $16.75
                                                                     =======          =======           ======             ======

TOTAL RETURN (a)                                                     (4.10%)          148.39%         (12.18%)              0.85%(b)

RATIOS (TO AVERAGE NET ASSETS)/ SUPPLEMENTAL INFORMATION

          Expenses (excluding interest)                                0.08%            0.25%            0.58%              1.06%*
          Expenses (including interest)                                0.31%            0.81%            1.23%              1.95%*
          Net Investment Income                                        1.32%            3.10%            0.66%              5.05%*
          Portfolio Turnover Rate                                      5.82%           64.92%           26.98%             28.87%
          Net Assets at end of period (000 omitted)                 $259,625         $269,817         $116,820           $139,236

Number of shares outstanding at end of period                     11,926,553       11,883,910       10,140,988          8,312,636
Amount of bank loans outstanding at end
     of the period (000 omitted)                                     $15,709          $15,582          $10,109            $24,170
Average amount of bank loans outstanding
     during the period (000 omitted)                                 $18,085          $15,108          $13,699            $17,713
Amount of maximum month end bank loans
     during the period (000 omitted)                                 $21,966          $22,098          $24,745            $24,170
Average amount of bank loans per share during the period               $1.52            $1.41            $1.35              $2.13
Weighted average interest rate of bank loans
     during the period                                                 6.89%            5.74%            5.69%              6.04%





*     Annualized
** Initial public offering price of $20.00 per share less offering expenses of $0.03 per share.
*** Total return affected by asset donation. (See note 7) # Commencement of perations.
#     Commencement of Operations
(a) Based on per share net asset value. Per share market price is not readily determinable since fund shares are not currently sold to the public. Total return assumes reinvestment of dividends at the most recent quarterly net asset value and does not reflect brokerage commissions or initial underwriting discounts.
(b)   Total investment return has not been annualized.





                    --------------------------------------
                                       9

                                    THE FUND

           The Fund is a non-diversified, closed-end management investment company. The Fund was incorporated under the laws of the State of Maryland on October 15, 1996 and is registered under the 1940 Act. Its investment operations commenced on May 30, 1997 and this offering represents a secondary offering of shares of common stock. The Fund's principal office is located at 500 Grant Street, Suite 2226, Pittsburgh, Pennsylvania 15219, and its telephone number is
(412) 281-2805.

                                 USE OF PROCEEDS

           The net proceeds of the offering, assuming all shares offered hereby are sold are expected to be $[___________] after deducting offering expenses payable by the Fund of approximately $[_______]. The Fund will invest the net proceeds in accordance with the Fund's investment objective and policies as soon as reasonably practicable after completion of the offering of stock, depending on the availability of securities and other relevant conditions. Pending such investment, it is anticipated that the proceeds will be held in U.S. Government securities (which term includes obligations of the United States Government, its agencies or instrumentalities) and other short-term money market instruments. See "Investment Objective and Policies."

                        INVESTMENT OBJECTIVE AND POLICIES

           The Fund's investment objective (which is established by the Board of Directors and is subject to change only with shareholder approval) is to seek high total return (primarily from capital appreciation and secondarily from current income). In furtherance of this objective, the Fund will invest primarily in other pooled investment vehicles. These vehicles will include open-end and closed-end investment companies ("Underlying Funds"), private investment companies ("Underlying Private Funds") and other collective investment funds ("Underlying Collective Funds") (together, "Underlying Investment Vehicles"). Underlying Funds are public investment companies and private venture capital companies that are registered with the Securities and Exchange Commission and invest predominately in securities. Underlying Private Funds are private investment companies that may be organized in either the United States or a foreign jurisdiction. Underlying Private Funds invest predominantly in securities (whether public or private), may make private or venture capital investments and may sell securities short as well as use borrowed funds to make investments in securities. Underlying Private Funds that invest primarily in publicly traded securities are often referred to as "hedge funds." Underlying Private Funds that invest in private equity transactions (whether domestic or international), including leveraged buyouts, mezzanine and restructuring funds, are often referred to as "venture capital funds." Underlying Private Funds themselves may be organized as "funds of funds" whereby an Underlying Private Fund invests in a diversified pool managed by multiple investment managers. Underlying Collective Funds are separate accounts managed by investment advisers, who invest the assets on a discretionary basis. The Fund also may invest in securities directly and may hold cash and/or U.S. Government securities and other short-term money market instruments. There can be no assurance that the Fund will achieve its investment objective.

           The business and affairs of the Fund are managed under the direction of the Board of Directors. The President of the Fund is the Chief Investment Officer. As Chief Investment Officer, the President is responsible for making decisions to buy, sell or hold a particular security, subject to the oversight of the Directors. The Chief Investment Officer may be assisted by other officers of the Fund in the investment selection process. The Chief Investment Officer selects investments for the fund by regularly reviewing opportunities in the open-end and closed-end fund markets. He also meets with the management of potential investment opportunities, attends annual meetings of funds in which the Fund invests, or is considering investing, and receives information from





                    --------------------------------------
                                       10
third parties regarding capital markets, special investments of all kinds and other investment and financial products. The Chief Investment Officer determines the asset allocation best able to meet the Fund's objective and then chooses the investment opportunities most consistent with that allocation.

           The Fund uses a "top down" approach to buying and selling securities, although it is not limited to this approach. Under a "top down" approach, categories of investments are identified that offer the best risk/reward opportunities. These categories may include, but are not limited to, investments in corporate debt, high-yield or junk bonds, small-capitalization stocks, large-capitalization stocks, and foreign securities of developed markets and of emerging markets. The Fund allocates its assets within these categories by selecting specific Underlying Investment Vehicles. The allocation among asset categories reflects the Fund's long range view of the markets. Generally, Underlying Investment Vehicles within a particular asset category are compared against similar vehicles in the same category. Selection of particular Underlying Investment Vehicles will be based on a variety of factors, including, but not limited to, the investment objectives and policies of the vehicle, the past performance of the vehicle, the investment style of the managers of the vehicle, and the cost structure of the vehicle. [The Fund currently overweighs the asset categories of foreign securities in developed markets and emerging markets, including debt and equity securities.] The Fund's relative weighting among asset categories is not subject to any limitations and there can be no assurance that any weighting will be maintained in the future.

           In pursuit of its investment objective, the Fund is not restricted as to the type of Underlying Investment Vehicle in which it can invest or as to the proportion of the value of its assets that may be invested in any type of Underlying Investment Vehicle. However, the Fund will follow certain guidelines regarding its investments. The Fund may invest up to 100% of its total assets in Underlying Funds and may invest up to 25% of its total assets in any one Underlying Fund. In addition, the Fund together with any affiliated persons of the Fund (as that term is defined in the 1940 Act) may purchase only 3% of the total outstanding voting securities of a registered investment company. See "Special Considerations and Risk Factors."

           The Fund may invest in Underlying Private Funds that are organized as hedge funds ("Underlying Hedge Funds") and Underlying Private Funds that are organized as private equity or venture capital funds ("Underlying Venture Capital Funds") and may enter into commitments to make future investments in Underlying Private Funds, provided, however, that at the time of each investment or commitment, the Fund does not have more than 75% of its total assets invested in, and does not have more than 100% of its total assets invested in or committed to, investments in Underlying Private Funds. Generally, at any one time, the Fund will not have more than 50% of its total assets invested in Underlying Private Funds. However, the Fund could have more than 50% of its total assets invested in Underlying Private Funds if the Fund made a capital contribution required under a previous commitment to an Underlying Private Fund at a point in time when the Fund already had 50% of its total assets invested in Underlying Private Funds. In addition, the Fund may invest up to 10% of its total assets in any one Underlying Private Fund. The Fund may invest up to 10% of its total assets in Underlying Collective Funds. These percentage limitations are applied at the time a transaction is effected and are subject to change by the Board of Directors.

           Pending investment, for temporary defensive purposes, or for other purposes such as to pay distributions, the Fund may hold up to 100% of its assets in cash and/or U.S. Government securities and other money market instruments, including money market funds. To the extent the Fund employs a temporary defensive strategy, it will not be invested so as to achieve directly its investment objective. The Fund may invest up to 15% of its total assets directly in equity and debt securities other than cash and money market instruments.


                    --------------------------------------

OTHER INVESTMENT POLICIES

           The Fund has adopted certain other policies as set forth below:

           LEVERAGE. The Fund is authorized to borrow money in amounts of up to 33-1/3% of the value of its total assets at the time of such borrowings. Borrowings by the Fund (commonly known as "leveraging") create an opportunity for greater total return but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. The Fund has obtained an uncommitted line of credit for up to $50 million from Boston Safe Deposit & Trust Company. The borrowing is structured as a secured revolving demand loan and is evidenced by a promissory note of the Fund. Interest is payable on such borrowing generally at a rate equal to the interest rate announced by the Federal Reserve Bank of New York as the average rate on overnight Federal funds transactions plus 1/2 of 1%. Borrowings will be collateralized by varying percentages of the Fund's assets held by the Fund's custodian depending on the amount of borrowings outstanding. As of September 30, 2000, the Fund had outstanding borrowings of $15,708,732 from the line of credit at an annualized average interest rate of 6.89%. See "Special Considerations and Risk Factors -- Leverage."

           SECURITIES LENDING. The Fund may from time to time lend securities from its portfolio with a value not exceeding 33-1/3% of its total assets to banks, brokers and other financial institutions and receive collateral in cash or securities issued or guaranteed by the United States Government. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. This limitation is a fundamental policy, and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. The purpose of such loans is to permit the borrower to use such securities for delivery to purchasers when such borrower has sold short. If cash collateral is received by the Fund, it is invested in short-term money market securities, and a portion of the yield received in respect of such investment is retained by the Fund. Alternatively, if securities are delivered to the Fund as collateral, the Fund and the borrower negotiate a rate for the loaned premium to be received by the Fund for lending its portfolio securities. In either event, the total yield on the Fund is increased by loans of its securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. Such loans are terminable at any time. The Fund may pay reasonable finder's, administrative and custodial fees in connection with such loans. In the event that the borrower defaults on its obligation to return borrowed securities, because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent that the value of the collateral falls below the market value of the borrowed securities. The Fund has no present intention of lending its portfolio securities.

           REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to its permitted investments but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell the same security back to the seller at a higher price. The Fund's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date usually is within seven days of the original purchase date. Repurchase agreements are deemed to be loans under the 1940 Act. In all cases, the Board of Directors must be satisfied with the creditworthiness of the other party to the agreement before entering into a repurchase agreement. In the event of the bankruptcy (or other insolvency proceeding) of the other party to a repurchase agreement, the Fund might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Fund purchases may have declined, the Fund could experience a loss. The Fund has no present intention of entering into repurchase agreements.



                    --------------------------------------

                             INVESTMENT RESTRICTIONS

           The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding shares (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

           (1) Borrow money in excess of 33 1/3% of the value of its total assets (including amounts borrowed) at the time of such borrowing, (except that the Fund may borrow from a bank in an amount not in excess of 5% of the Fund's total assets as a temporary measure for extraordinary or emergency purposes).

           (2) Purchase or sell real estate, physical commodities, or commodities contracts, except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures or index contracts and options on such contracts.

           (3)       Invest   in  oil,  gas  or  other  mineral  exploration  or
development programs and oil, gas or mineral leases.

           (4) Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

           (5)       Make   loans,  except  that  the  Fund  may  purchase  debt
securities,   entering  into  repurchase   agreements  and  lend  its  portfolio
securities.

           Because of its investment objective and policies, the Fund will concentrate more than 25% of its assets in the investment company industry. In accordance with the Fund's investment program, the Fund will invest more than 25% of its assets in Underlying Investment Vehicles.

           The Fund may issue senior securities representing debt, provided the Fund has an asset coverage of 300% after such issuance. In addition, although it has no present intention to do so, the Fund may issue senior securities representing stock, provided the Fund has an asset coverage of 200% after such issuance.

           The Fund's investment objective is fundamental. All other policies described herein are treated as non-fundamental investment limitations that may be changed by the Board of Directors without a vote of shareholders.

           If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in the percentage resulting from changing values will not be considered a violation.

                     SPECIAL CONSIDERATIONS AND RISK FACTORS

           Investment in shares of stock of the Fund offers several benefits. The Fund offers investors the opportunity to benefit from economies of scale inherent in many aspects of investing. These potential economies of scale include enhanced diversification of assets across numerous Underlying Investment Vehicles. The Fund is expected to be a lower cost investment vehicle than other registered investment companies that operate in a "fund of funds" manner. The Fund also relieves the investor of the burdensome administrative details involved in managing a portfolio of such investments. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses consist of the administrative fees and operational costs of the Fund.

                    --------------------------------------

           The Fund concentrates its investments in the shares of open-end and closed-end investment companies, venture capital funds, and in interests in private investment companies. Investment companies pool the investments of many investors and use professional management to select and purchase securities of different issuers for their portfolios. Some investment companies invest in particular types of securities (i.e. equity or debt), some concentrate in certain industries, and others may invest in a variety of securities to achieve a particular type of return or tax result. Any investment in an investment company involves risk. Even though the Fund may invest in a number of investment companies, this investment strategy cannot eliminate investment risk. Investing in investment companies through the Fund may involve additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in the Underlying Funds or Underlying Private Funds. The Fund has no present intention of investing in open-end funds that impose a sales load, contingent deferred sales load or redemption fee. The Underlying Funds may incur distribution expenses in the form of "Rule 12b-1 fees."

           RISK OF UNDERLYING FUNDS. The Underlying Funds that are "open-end" funds stand ready to redeem their shares. The 1940 Act provides that an open-end fund whose shares are purchased by the Fund is obliged to redeem shares held by the Fund only in an amount up to 1% of the open-end fund's outstanding securities during any period of 30 days. Under certain circumstances, an open-end fund may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution-in-kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold securities distributed by an open-end fund until such time as the Board of Directors determines it is appropriate to dispose of such securities. The Fund could incur brokerage, tax or other charges in converting such portfolio securities to cash.

           The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of equity securities in the secondary market. The Fund, however, also may purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Chief Investment Officer based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, securities of closed-end funds represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

           The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand in the secondary market. A relative lack of secondary market purchases of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

           The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.


                    --------------------------------------

           While closed-end funds may have a wide variety of investment objectives, which may be similar to open-end funds, many closed-end funds invest in less liquid securities than open-end funds and may invest in securities that are subject to greater price volatility such as small capitalization equity stocks and securities that trade in foreign emerging markets.

           Closed-end funds may issue senior securities (including preferred stock and debt obligations) or borrow money for the purpose, and with the effect of, leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end funds common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. The Fund has no present intention to invest in senior securities issued by closed-end funds.

           An investor could invest directly in the Underlying Funds. By investing in investment companies indirectly through the Fund, the investor bears not only his proportionate share of the expenses of the Fund (including operating costs and administrative fees) but also, indirectly, similar expenses of the Underlying Funds. An investor may indirectly bear expenses paid by Underlying Funds related to the distribution of their shares.

           RISK OF UNDERLYING VENTURE CAPITAL FUNDS. Investing in Underlying Venture Capital Funds involves risks related to directly investing in venture capital companies, as well as other risks. Underlying Venture Capital Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to the Underlying Venture Capital Funds. Although the Fund will receive information from each Underlying Venture Capital Fund regarding its historical performance and investment strategy, in most cases the Fund has little or no means of independently verifying this information. The Underlying Venture Capital Fund's manager may use proprietary investment strategies that are not fully disclosed to the Fund, which may involve risks under some market conditions that are not anticipated by the Fund.

           Venture capital companies represent highly speculative investments. Venture capital companies' concepts generally are unproven, the companies have little or no track record, and the prospect of an initial public offering is highly contingent upon factors that are often not in the companies' control. In addition, venture capital companies tend to rely even more heavily on the abilities of their key personnel than more mature companies do. The loss of one or a few key managers can substantially hinder or delay a venture capital company's implementation of its business plan. In addition, venture capital companies may not be able to attract and retain qualified managers and personnel.

           An Underlying Venture Capital Fund's ability to realize value from an investment in a venture capital company is to a large degree dependent upon the successful completion of the company's IPO or the sale of the venture capital company to another company, which may not occur for a period of several years after the date of the fund's investment, if ever. There can be no assurance that any of the venture capital companies in which such funds invests will complete public offerings or be sold, or, if such events occur, as to the timing and values of such offerings or sales. Underlying Venture Capital Funds may also lose all or part of their investment if these companies fail or their product lines fail to achieve an adequate level of market recognition or acceptance.

           Venture capital companies that have already received funding from other sources may involve special risks, and the economic terms that an Underlying Venture Capital Fund obtains from them may be less favorable than if the fund had invested earlier. For example, preferred stock acquired in later rounds of financing may have less favorable conversion ratios than preferred




                    --------------------------------------
stock issued to earlier investors. A lower ratio will tend to reduce the Underlying Venture Capital Fund's economic interest upon completion of an IPO.

           Depending on the specific facts and the circumstances of a venture capital investment, there may not be a reasonable basis to revalue it for a substantial period of time after an Underlying Venture Capital Fund's investment. If a venture capital company does not complete an IPO or a sale to or merger with a public company, there may never be a public market benchmark for valuing the investment and it may be very difficult for the Underlying Venture Capital Fund to dispose of its investment, or it may be possible to dispose of the investment only at a substantial loss.

           In addition to the general venture capital risks noted above, investing in Underlying Venture Capital Funds presents additional risk. The Fund must rely upon the judgment of the general partner or other manager of an Underlying Venture Capital Fund in selecting the companies in which the Underlying Venture Capital Fund invests and in deciding when to sell its investments. An Underlying Venture Capital Fund may employ a high degree of leverage, which can magnify any losses incurred by its investors, including the Fund. An Underlying Venture Capital Fund will also require the Fund to pay management fees and/or performance fees or allocations to its general partner or manager, which reduce the return to investors, including the Fund and its shareholders. These fees are in addition to the management fee and incentive fee paid by the Fund. An Underlying Venture Capital Fund may also incur certain costs associated with the evaluation of venture capital investments, including fees of outside legal counsel, which may reduce the Fund's return. Investments in Underlying Venture Capital Funds may be highly illiquid. The Fund may not be able to dispose of an Underlying Venture Capital Fund holding when it wishes to, or may be able to do so only at a substantial loss.

           RISK OF UNDERLYING HEDGE FUNDS. Underlying Hedge Funds involve special risks. Underlying Hedge Funds will not be registered as investment companies under the 1940 Act and, therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to the Underlying Hedge Funds. Although the Fund will receive information from each Underlying Hedge Fund regarding its historical performance and investment strategy, in most cases the Fund has little or no means of independently verifying this information. The Underlying Hedge Fund's manager may use proprietary investment strategies that are not fully disclosed to the Fund, which may involve risks under some market conditions that are not anticipated by the Fund.

           Some or all of the Underlying Hedge Funds may make margin purchases of securities. This practice is known as leverage. Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

           Although leverage will increase investment return if an Underlying Hedge Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if an Underlying Hedge Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of the Company's investments in Underlying Hedge Funds. In the event that an Underlying Hedge Fund's equity or debt instruments decline in value, the Underlying Hedge Fund could be subject to a "margin call" or "collateral call," pursuant to which the Underlying Hedge Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of an Underlying Hedge Fund's assets, the Underlying Hedge Fund might not be able to liquidate assets quickly enough to pay off its

                    --------------------------------------
borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. The Underlying Hedge Fund also may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

           As further noted below, the 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of the investment company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Underlying Hedge Funds and, therefore, the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Underlying Hedge Funds and the volatility of the value of Interests may be great.

           In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, an Underlying Hedge Fund may purchase options and other synthetic instruments that may involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

           RISK OF UNDERLYING INVESTMENT VEHICLES. Investment decisions of the Underlying Investment Vehicles are made by general partners and/or investment advisers entirely independently of the Fund. Indeed, at any particular time, one Underlying Investment Vehicle may be purchasing shares of an issuer whose shares are being sold by another Underlying Investment Vehicle. As a result, the Fund would incur indirectly certain transactions costs without accomplishing any investment purpose.

           Some of the Underlying Investment Vehicles also incur more risks than others. For example, they may trade their portfolios more actively (which results in higher brokerage costs), may engage in investment practices that entail greater risk, or invest in companies whose securities and other investments are more volatile. In addition, the Underlying Investment Vehicles in which the Fund invests may or may not have the same investment limitations as those of the Fund itself. In the case of an Underlying Investment Vehicle that concentrates in a particular industry or industry group, events may occur that impact that industry or industry group more significantly than the stock market as a whole. In the case of a Underlying Investment Vehicle that employs leverage, i.e., borrows money to invest, there may be increased risk of volatility and other risks of "leveraged transactions." If an Underlying
Investment Vehicle sells securities short, there may be an increased risk of loss if the value of the securities sold short increase in value because the Underlying Investment Vehicle may have posted only a small percentage of the value of the securities as collateral but would be liable for the entire value of the securities sold short. In addition, investing in Underlying Investment Vehicles that invest in foreign securities and emerging markets involves risks related to political and economic developments and changes in foreign currency exchange rates. Investments in Underlying Investment Vehicles that invest in lower quality debt securities commonly known as "junk bonds" involves a high degree of risk and could be considered speculative investments. The risks associated with investments in foreign securities and junk bonds are further described in the Appendix to this Registration Statement.

           LEVERAGE. The Fund may borrow money in amounts up to 33-1/3% of the value of its total assets to finance additional investments and make distributions as well as to finance tender offers or for temporary, extraordinary or emergency purposes. See "Tender Offers." The Fund has received a private letter ruling from the Internal Revenue Service premised on the Fund having no more than one class of shares outstanding. See "Taxes." As a result, although the Fund is permitted by its articles of incorporation and the 1940 Act to issue one or more series of preferred shares, it has no present intention to do so. The Fund has obtained an uncommitted line of credit from Boston Safe Deposit & Trust Company. The Fund may borrow to finance additional investments only when it believes that the return that may be earned on investments



                    --------------------------------------
purchased with the proceeds of such borrowings or offerings will exceed the costs, including debt service, associated therewith. However, to the extent such costs exceed the return on the additional investments, the return realized by the Fund's stockholders will be adversely affected. Moreover, if the return is negative during a period, not only will the Fund's stockholders be adversely affected, but the Fund also will pay the costs associated with the borrowing.

           Capital raised through leverage will be subject to interest costs or dividend payments which may or may not exceed the interest on the assets purchased. The Fund also may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements will increase the cost of borrowing over the stated interest rate. The issuance of additional classes of preferred shares involves offering expenses and other costs and may limit the Fund's freedom to pay dividends on shares of stock or to engage in other activities. Borrowings and the issuance of a class of preferred stock having priority over the Fund's stock create an opportunity for greater income per share of stock, but at the same time such borrowing or issuance is a speculative technique in that it will increase the Fund's exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with borrowed funds or offering proceeds exceeds the costs of borrowing or issuing additional classes of securities, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

           Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence the Fund has an asset coverage of 300% of the aggregate outstanding principal balance of indebtedness. Additionally, under the 1940 Act the Fund may not declare any dividend or other distribution upon any class of its capital stock, or purchase any such capital stock, unless the aggregate indebtedness of the Fund has at the time of the declaration of any such dividend or distribution or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution, or purchase price, as the case may be.

           The Fund's willingness to borrow money for investment purposes, and the amount it borrows, depends on many factors, the most important of which are investment outlook, capital commitments it has made, market conditions and interest rates. Successful use of a leveraging strategy depends on the ability of the Chief Investment Officer to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

           FUND INVESTMENT STRUCTURE. An investor should be aware that the Fund, unlike other investment companies that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective primarily by investing all of its investable assets in the Underlying Investment Vehicles (although the Fund may temporarily hold a de minimis amount of cash). Therefore, the Fund's interest in the securities owned by the Underlying Investment Vehicles is indirect. Funds that invest all their assets in interests in separate unaffiliated investment companies are a relatively new development in the investment company industry and, therefore, the Fund may be subject to additional regulations than historically structured funds. The Underlying Investment Vehicles also may sell interests to other affiliated and non-affiliated investment companies or institutional investors.

           If the Fund withdraws all of its assets from an Underlying Investment Vehicle, or the Board of Directors determines that the investment objective of an Underlying Investment Vehicle is no longer consistent with the investment objective of the Fund, the Board of Directors would consider what action might be taken, including investing the assets of the Fund in another pooled investment vehicle or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all or some of the Fund's assets from an Underlying Investment Vehicle.



                    --------------------------------------

           Whenever the Fund, as an investor in an Underlying Fund is requested to vote on matters pertaining to the Underlying Fund, the Fund will seek instructions from its stockholders with regard to the voting of all proxies of the Underlying Fund and will vote such proxies for or against such matters proportionately to the instructions to vote for or against such matters received from the Fund's stockholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Alternatively, if the Fund does not seek instructions from its stockholders, the Fund will vote shares of an Underlying Fund held by it in the same proportion as the vote of all other holders of such security.

           EMERGING MARKETS RISK. The Underlying Funds may invest in a variety of types of securities with their own risks. Underlying Funds may invest in securities of foreign, and particularly emerging market issuers. Investing in emerging markets securities involves particular risks. The value of emerging market securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the U.S. dollar. In addition, there are differences between U.S. and foreign regulatory requirements and market practices.

           ILLIQUID SECURITIES. The Fund has no limitation on the amount of its assets that may be invested in investments that are not readily marketable or are subject to restrictions on resale. Such investments, which may be considered illiquid, may affect the Fund's ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets. To the extent that such investments are illiquid, the Fund may have difficulty disposing of securities in order to enable the Fund to repurchase shares of its stock pursuant to tender offers, if any. Interests in Underlying Private Funds and Underlying Collective Funds generally are not readily marketable and may be subject to restrictions on resale. The Board of Directors will consider the liquidity of the Fund's investments in determining whether a tender offer should be made by the Fund. See "Net Asset Value."

            LIMITED SECONDARY MARKET. The Fund's shares of stock are restricted and cannot be transferred without the approval of the Fund. It is not anticipated that there will be a public trading market for the Fund's stock. To the extent that a secondary market exists and a transfer is permitted, however, investors should be aware that the shares of closed-end funds frequently trade in the secondary market at a discount from their net asset value. Should there be a secondary market for the Fund's shares of stock, the market price of the shares may vary from net asset value. The Fund should not be considered a vehicle for trading purposes.

           NON-DIVERSIFICATION. The Fund is classified under the 1940 Act as a "non-diversified" fund; therefore, the Fund is able, with respect to 50% of its total assets, to invest more than 5% of its total assets in obligations of one issuer. To the extent that the Fund invests in a smaller number of issuers, the value of the Fund's shares may fluctuate more widely and the Fund may be subject to greater investment and credit risk with respect to its portfolio.

           RELIANCE ON KEY PERSONNEL. The Fund's President and Chief Investment Officer, William S. Dietrich, II, is the sole person responsible for identifying, investing in, and monitoring attractive opportunities for the Fund. If Mr. Dietrich were unable to continue in this capacity, the Fund may not be able to hire a qualified replacement, or may require an extended time to do so. This could prevent the Fund from achieving its investment objective.


           RESTRICTIONS ON TRANSFERABILITY. Shares of stock of the Fund cannot be transferred without the written approval of the Fund. The Secretary of the Fund must approve all transfers. The Secretary will not approve transfers unless the transferee qualifies for exemption from federal income taxation under
Section  501(c)(3) of the Code or is a charitable  remainder  trust described in
Section 664 of the Code (defined herein as an Eligible Investor) and the transfer is for at least $1,000,000 worth of stock. The Board of Directors may from time to time by resolution modify qualifications for transferees.

           CONTROL OF FUND. The William S. Dietrich II Charitable Remainder Annuity Trust (the "Dietrich CRAT"), the William S. Dietrich II Charitable Remainder Unit Trust (the "Dietrich CRUT") and the William S. Dietrich II Charitable Remainder Unit Trust II (the "Dietrich CRUT II") own approximately 84%, 15% and 1% of the shares of the Fund, respectively. If all shares offered pursuant to the public offering are sold and issued, it is anticipated that the



                    --------------------------------------

Dietrich CRAT individually still will own more than 50% of the shares of the Fund. As a result of this stock ownership, the Dietrich CRAT would be deemed to control the Fund within the meaning of Section 2(a)(9) of the 1940 Act. Because of its ownership, the Dietrich CRAT will be able to vote on and control all matters relating to the management and policies of the Fund, such as the election of directors and any change in the Fund's fundamental investment restrictions regardless of the voting power of any investors who purchase in this offering. The trustee of the Dietrich CRAT, the Dietrich CRUT and the Dietrich CRUT II is William S. Dietrich II. The address of the Dietrich CRAT, the Dietrich CRUT and the Dietrich CRUT II is 500 Grant Street, Suite 2226, Pittsburgh, PA 15219-2502.


                               PURCHASE OF SHARES

           SUBSCRIPTION OFFERING. Shares of the Fund will be offered at a price equal to the net asset value of a share of the Fund on the close of the subscription offering period, expected to end on March 31, 2001, unless extended. The subscriptions will be payable and the stock will be issued immediately after the Fund determines its net asset value. The minimum initial purchase during the subscription offering period is [$2,000,000]. The Fund will not accept monies for subscriptions prior to the close of the offering period.

           BEST EFFORTS UNDERWRITING. Mellon Financial Markets, LLC (the "Underwriter") acts as the underwriter of shares of the Fund. The Underwriter, and other selected securities dealers that may enter into dealer agreements with the Underwriter, will solicit subscriptions for shares of the Fund until [March 31, 2001]. The subscription period may be extended for up to an additional 30 days upon agreement between the Fund and the Underwriter. The Fund or the Underwriter may terminate the subscription offering at any time, in which event no shares will be issued (and, therefore, the Fund will not commence a public offering, no amounts will be payable by subscribers, any payments by subscribers will be refunded in full without interest) or a limited number of shares will be issued. Under the terms and conditions of an underwriting agreement dated [________], 2000 ("Underwriting Agreement") between the Fund and the Underwriter, the offering will be made on a "best efforts" basis under which the Underwriter is required to take and pay for only such securities as it may sell to the public. In the Underwriting Agreement, the Fund and the Underwriter each have agreed to indemnify the other against certain liabilities, including liabilities under federal and state securities laws, and to contribute to payments they may be required to make in respect thereof.


                                  TENDER OFFERS

           No market presently exists for the Fund's shares and it is not currently expected that a secondary market will develop. Since it is not expected that any secondary market for the Fund's shares will develop, the Fund may take actions to provide liquidity to stockholders. The Board of Directors will consider annually the making of Tender Offers, I.E., offers to repurchase all of its shares from stockholders of the Fund's stock at a price per share equal to the net asset value per share of the stock. There can be no assurance that the Board of Directors will decide to undertake the making of a Tender Offer in any particular year. If the Board of Directors determines to make a Tender Offer, such offer will be on an "all or none" basis. [Thus, shareholders who accept the offer would have all their shares repurchased by the Fund, thereby reducing each such shareholder's interest in the Fund to zero.] Subject to the Fund's investment restriction with respect to borrowings, the Fund may borrow money to finance the repurchase of shares pursuant to any Tender Offers. See "Special Considerations and Risk Factors -- Leverage" and "Investment Restrictions."

           The Fund's assets consist primarily of its interests in the Underlying Investment Vehicles. Therefore, in order to finance the repurchase of Fund shares pursuant to Tender Offers, the Fund may find it necessary to



                    --------------------------------------
liquidate all or a portion of these interests. Because a large portion of the Fund's portfolio is illiquid, the Fund may be unable to complete a Tender Offer if more than 50% of its shares are tendered.

           As noted above, the Fund expects that ordinarily there will be no secondary market for the Fund's stock. Nevertheless, if a secondary market develops for the stock of the Fund, the market price of the shares may vary from net asset value from time to time. Such variance may be affected by, among other factors, relative demand and supply of shares and the performance of the Fund. A Tender Offer for shares of stock of the Fund at net asset value could reduce any spread between net asset value and market price that may otherwise develop. However, there can be no assurance that such action would result in the Fund's stock trading at a price that equals or approximates net asset value.

           Although the Board of Directors believes that the Tender Offers generally would be beneficial to holders of the Fund's stock, the acquisition of shares by the Fund will decrease the total assets of the Fund and therefore have the likely effect of increasing the Fund's expense ratio (assuming such acquisition is not offset by the issuance of additional shares). Furthermore, to the extent the Fund borrows to finance the making of Tender Offers, interest on such borrowings reduce the Fund's net investment income.

           The Fund's non-fundamental policy, which may be changed by the Board of Directors, not to repurchase shares pursuant to a Tender Offer if (1) such repurchases would terminate the Fund's status as a regulated investment company ("RIC") under the Code (which would make the Fund a taxable entity, causing its income to be taxed at the corporate level in addition to the taxation of non-exempt stockholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Fund's investment objective and policies in order to repurchase stock tendered pursuant to the Tender Offer; or (3) there is, in the Board of Director's judgment, any (a) legal action or proceeding instituted or threatened challenging the Tender Offer or otherwise materially adversely affecting the Fund, (b) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States which is material to the Fund, or (c) other event or condition which would have a material adverse effect on the Fund or its stockholders if shares of stock tendered pursuant to the Tender Offer were purchased. Thus, there can be no assurance that the Board of Directors will proceed with any Tender Offer. The Board of Directors may modify these conditions in light of circumstances existing at the time. If the Board of Directors determines to repurchase the Fund's shares of stock pursuant to a Tender Offer, such purchases could significantly reduce the asset coverage of any borrowing or outstanding senior securities. The Fund may not purchase shares of stock to the extent such purchases would result in the asset coverage with respect to such borrowing being reduced below the asset coverage requirement set forth in the 1940 Act. Accordingly, in order to repurchase all shares of stock tendered, the Fund may have to repay all or part of any then outstanding borrowing to maintain the required asset coverage. See "Special Considerations and Risk Factors -- Leverage."
                                   LIQUIDATION

           If the Board of Directors does not commence a Tender Offer by December 31, 2003, the Fund will be liquidated as soon as practical thereafter unless the Fund obtains unanimous approval from all shareholders of the Fund not to liquidate the Fund. If unanimous shareholder approval is obtained, the Fund will continue in existence for another three-year period. If no tender offer is made within that three year period or in each of the two following three-year periods, the Fund will be liquidated as soon as practical thereafter, unless during any three-year period, the Fund obtains unanimous approval from all shareholders not to liquidate the Fund. In all cases, the Fund shall cease to exist at the close of business on December 31, 2009.

           The liquidation of the Fund may take longer than would be the case for a fund that held more liquid investments. As discussed under "Investment Objective and Policies," the Fund may invest, and make commitments to invest up




                    --------------------------------------
to 65% of its total assets in Underlying Private Funds, which generally are considered illiquid securities. Moreover, the Fund's commitments to invest in Underlying Private Funds may extend over several years. Thus, once a decision is made to liquidate the Fund, initially, the Fund may be only partially liquidated or the Fund may be liquidated in stages. As a result, a complete liquidation of the Fund may take longer than for other investment companies.

           The Fund's organizational expenses are being amortized over a 60-month period. If the Fund is liquidated prior to the completion of this 60-month period, the initial investors in the Fund (I.E., the Dietrich CRAT and the Dietrich CRUT) will bear any remaining unamortized organizational expenses.


                                   MANAGEMENT

           The Fund's Board of Directors has overall supervision over the affairs of the Fund. Pursuant to this responsibility, the Board of Directors has appointed officers and engaged other companies to provide certain advisory and administrative services required by the Fund.

           The Chief Investment Officer is responsible for the actual management of the Fund. As part of his responsibilities, the Chief Investment Officer, with the assistance of the Fund's officers and subject to the oversight of the Board of Directors, is responsible for making decisions to buy, sell, or hold a particular security. The Board of Directors has served as such since the Fund's organizational board meeting on April 21, 1997.

           William S. Dietrich II is the President and Chief Investment Officer of the Fund. In this capacity, he is responsible for making investment decisions for the Fund, subject to the oversight of the Board of Directors. In the event that Mr. Dietrich is unable to perform in this capacity, the Board of Directors, in its discretion, may appoint another officer of the Fund as Chief Investment Officer. Since January 1998, Mr. Dietrich has been Chairman of the Board of Directors of Dietrich Industries, Inc. From 1967 until January 1998, Mr. Dietrich was President and a Director of Dietrich Industries, Inc. As Chairman, Mr. Dietrich is responsible for managing all aspects of Dietrich Industries, Inc.'s business, a company in the steel fabrication business. Until December 1995, Mr. Dietrich was sole shareholder of Dietrich Industries, Inc. Mr. Dietrich donated all of the stock of Dietrich Industries, Inc. to the Dietrich CRAT. In 1996, the Dietrich CRAT sold Dietrich Industries, Inc., to Worthington Industries Inc.

DIRECTORS AND OFFICERS. Set forth in the table below is a listing of the Directors and officers of the Fund, their ages and their business experience the last five years. Unless otherwise noted, the address of each Director and officer is 500 Grant Street, Suite 2226, Pittsburgh, Pennsylvania 15219.


                                         POSITION(S) WITH                                   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE                      REGISTRANT                                        DURING PAST 5 YEARS
----------------------                   ----------------                                   ---------------------

William S. Dietrich II*, 62              Director, President and Chief          Chairman of the Board, Dietrich Industries,
                                         Investment Officer                     Inc. since January 1998; Director and
                                                                                President, Dietrich Industries, Inc., 1967 to
                                                                                1998; Director, Worthington Industries Inc.;
                                                                                Director, Carpenter Technologies Corp.

Jennings R. Lambeth, ___                 Director                               Business Consultant - Self-employed;
2 Gateway Center, Suite 680                                                     Director, J&L Specialty Steel, Inc.
Pittsburgh, Pennsylvania  15222

                     --------------------------------------
                                       22


                                         POSITION(S) WITH                                   PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE                      REGISTRANT                                        DURING PAST 5 YEARS
----------------------                   ----------------                                   ---------------------

Evans Rose, Jr., ___                     Director                               Lawyer, Cohen & Grigsby, P.C.
2900 CNG Tower
Pittsburgh, Pennsylvania  15222

Thomas Marshall, ___                     Director                               Director, UCAR International Inc. since
                                                                                _____; Director, Baron Enterprises
                                                                                since_____; Director, The National Flag
                                                                                Foundation since _____.  Chairman and Chief
                                                                                Executive Officer of Aristech Chemical
                                                                                Corporation from 1986 to 1995.

Richard F. Berdik, ___                   Secretary and Treasurer                President, Dietrich Industries, Inc. since
                                                                                January 1998; Treasurer, Dietrich Industries,
                                                                                Inc., 1996 to 1998; until December 1995,
                                                                                Mr. Berdik was Chief Financial Officer of
                                                                                Dietrich Industries, Inc.

Pauline M. Short, 62                     Assistant Secretary                    Assistant to the Chairman of the Board of
                                                                                Dietrich Industries, Inc. since January 1998;
                                                                                Assistant to the President of Dietrich
                                                                                Industries, Inc., 1979 to 1997.

* Mr. Dietrich is an "interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act.

REMUNERATION OF DIRECTORS AND OFFICERS. The following table sets forth for each of the persons named below the aggregate current remuneration paid by the Fund for its first year of operation for services in all capacities:

                                    CAPACITY IN WHICH             AGGREGATE
                                      COMPENSATION              COMPENSATION            TOTAL COMPENSATION
          NAME OF PERSON              WAS RECEIVED                FROM FUND                FROM FUND(1)
          --------------           -------------------        -----------------         ---------------

William S. Dietrich II                 Director                     -0-                         -0-
Jennings R. Lambeth                    Director                    $5,000                     $5,000
Evans Rose, Jr.                        Director                    $5,000                     $5,000
Thomas Marshall                        Director                    $5,000                     $5,000

The Fund pays each Director who is not affiliated with the Fund $5,000 per annum and reimburses travel and other expenses incurred in connection with attendance at board meetings.

(1) For its fiscal year that will end March 31, 2001, Messrs. Lambeth, Marshall and Rose are expected to receive $5,000 each from the Fund. The Directors and officers own none of the stock of the Fund.



                     --------------------------------------

(2) Compensation paid by the Fund contains no accrued or payable pension or retirement benefits.

           INVESTMENT ADVISORY AND OTHER SERVICES. William S. Dietrich II, President and Chief Investment Officer of the Fund, is responsible of the day to day management of the Fund's portfolio.

           The Fund may hire consultants who will provide research services similar to the services described below under soft dollar arrangements.

                             PORTFOLIO TRANSACTIONS

           The Chief Investment Officer is responsible for the selection of brokers and dealers who execute portfolio transactions on behalf of the Fund. The Chief Investment Officer directs portfolio transactions to brokers-dealers for execution on terms and at rates which he believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker-dealer, including brokerage and research services. The Chief Investment Officer seeks the best net results for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the Chief Investment Officer generally seeks reasonable competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. Accordingly, the Fund will not necessarily be paying the lowest spread or commission available.

           Under "soft dollar" arrangements, the Chief Investment Officer may select brokers to execute the Fund's portfolio transactions on the basis of the research and brokerage services provided to the Fund. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, economic factors and trends and portfolio strategy. The Fund has no obligation to deal with any broker-dealer in the execution of portfolio transactions. Any soft dollar arrangements will satisfy the criteria of Section 28(e) of the Securities Exchange Act of 1934 or other applicable laws. Section 28(e) specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because the person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefits of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided viewed in terms of either the particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion." Thus, although the Chief Investment Officer may direct portfolio transactions without necessarily obtaining the lowest price at which such broker-dealer, or another, may be willing to do business, the Chief Investment Officer seeks best value to the Fund on each trade that circumstances in the marketplace permit, including the value inherent in on-going relationships with quality brokers.

           The policy of the Fund with respect to portfolio turnover is to make such changes in its portfolio as its Board of Directors and officers shall from time approve, provided that the bulk of the Fund's investments shall consist of long-term investments. The Fund's portfolio turnover rate for the fiscal years ended March 31, 1999 and March 31, 2000 was 26.98% and 64.92%, respectively, but may vary greatly from year to year and will not be a limiting factor when the Fund deems portfolio changes appropriate. A 100% portfolio turnover rate would occur if the lesser of the value of purchases or sales of the Fund's securities for a year (excluding purchases of U.S. Treasury and other securities with a maturity at the date of purchase of one year or less) were equal to 100% of the average monthly value of the securities, excluding short-term investments, held by the Fund during such year. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that the Fund will bear directly.


                     --------------------------------------

                        DIVIDENDS AND OTHER DISTRIBUTIONS

           DISTRIBUTION POLICY. The policy of the Fund is to pay distributions on shares of its common stock equal to approximately [20%] of its average net asset value per year, payable in quarterly installments equal to approximately [5%] of the Fund's net asset value on the Friday prior to each quarterly declaration date. The fixed distributions will not be related to the amount of the Fund's net investment income or net realized capital gains or losses. If, for any calendar year, the total distributions required by the [20%] pay-out policy exceed the Fund's net investment income and net realized capital gains, which normally is expected to be the case, the excess generally will be treated as a tax-free return of capital, reducing the shareholder's adjusted basis in its shares. Such excess, however, will be treated first as ordinary dividend income up to the amount of the Fund's current and accumulated earnings and profits, and then as return of capital and capital gains as set forth above. To ensure that the Fund makes all required capital gains distributions, the Board of Directors may adjust the year-end quarterly distribution.

           Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such incurrence it has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness. Additionally, under the 1940 Act, the Fund may not declare any dividend or other distribution on any class of its capital stock or purchase any such capital stock unless it has, at the time of the declaration of any such distribution or at the time of any such purchase, asset coverage of at least 300% of the aggregate indebtedness after deducting the amount of such distribution, or purchase price, as the case may be. This latter limitation -- and a limitation on the Fund's ability to declare any cash dividends or other distributions on the stock while any shares of preferred stock are outstanding -- could under certain circumstances impair its ability to maintain its qualification for taxation as a RIC. See "Special Considerations and Risk Factors -- Leverage" and "Taxes."

           DIVIDEND PAYMENTS. Each holder of stock of the Fund will be deemed to have elected to have all dividends and other distributions, net of any applicable withholding taxes, automatically reinvested in additional shares of stock, unless ____________________________, the Fund's transfer agent (the "Transfer Agent"), is otherwise instructed by the stockholder in writing. Stockholders who do not elect to have dividends and other distributions reinvested in additional shares will receive all dividends and other distributions in cash, net of any applicable withholding taxes, paid in U.S. dollars by check mailed directly to the stockholder by _________________________ _____________ as dividend-paying agent. Dividends and other distributions will be treated as income to stockholders whether they are so reinvested in shares of the Fund or received in cash. To the extent the Fund is required to make dividend and other distribution payments in cash, the Fund may liquidate its portfolio holdings if it does not have adequate cash reserves. Alternatively, the Fund may borrow money to make required cash distributions. To the extent the Fund borrows to make distributions, interest on such borrowings will increase the Fund's expenses. To the extent the Fund liquidates its portfolio holdings to make distributions, the Fund will decrease its total assets and therefore, will likely increase its expense ratio. See "Special Considerations and Risk Factors
- Leverage" and "Taxes."

                                      TAXES

TAXATION OF THE FUND

           The Fund intends to continue to qualify for the special tax treatment afforded RICs under the Code. To qualify for that treatment, the Fund must distribute to its stockholders for each taxable year at least 90% of its



                     --------------------------------------
investment company taxable income (consisting generally of net investment income, net short-term capital gains, and net gains from certain foreign currency transactions) and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or those currencies; and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities) of any one issuer.

           The Fund, as an investor in the Underlying Private Funds, will be deemed to own a proportionate share of the Underlying Private Funds' assets, and to earn a proportionate share of the Underlying Private Funds' income, for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC. In each taxable year that it so qualifies, the Fund (but not its stockholders) will not be subject to federal income tax on that part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss derived from the sale of securities) that it distributes to its stockholders.

           The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to plan its distributions in order to minimize this excise tax liability.

TAXATION OF THE STOCKHOLDERS

           Dividends paid by the Fund from its investment company taxable income, whether received in cash or reinvested in Fund shares, are ordinary income to the Fund's stockholders to the extent of the Fund's earnings and profits. (Any distributions in excess of the Fund's earnings and profits first will reduce the adjusted tax basis of a holder's stock and, after that basis is reduced to zero, will constitute capital gain to the stockholder, assuming the stock is held as a capital asset). Distributions, if any, from the Fund's net capital gain, when designated as such, will be long-term capital gains to the Fund's stockholders, regardless of the length of time they have owned their Fund shares and whether received by them in cash or reinvested in Fund shares. The Fund annually will provide its stockholders with a written notice designating the amounts of any capital gain distributions.

           Dividends and other distributions declared by the Fund in, and payable to stockholders of record as of a date in, October, November, or December of any year will be deemed to have been paid by the Fund and received by the stockholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to any stockholders that are subject to income taxes for the year in which that December 31 falls.

           The Fund must withhold 31% from dividends, capital gain distributions, and proceeds from sales of stock pursuant to a Tender Offer, if any, payable to any taxable organization or trust that has not furnished to the Fund a correct taxpayer identification number ("TIN") or a properly completed claim for exemption on Form W-8 or W-9 ("backup withholding"). Withholding at that rate also is required from dividends and capital gain distributions payable to such stockholders who otherwise are subject to backup withholding.

IRS LETTER RULING

           Organizations that qualify as Eligible Investors (SEE "Eligible Investors"), although they are not generally subject to federal taxes on income or capital gains, may be subject to federal tax on certain unrelated business income, which includes income from property with respect to which an Eligible Investor, or any partnership in which the Eligible Investor has a direct



                     --------------------------------------
investment, has any acquisition indebtedness, and an Eligible Investor's share of any income of a partnership in which it has an interest that is neither purely passive nor related to the organization's exempt purpose. Unrelated business income, for this purpose, excludes dividends from corporations and gain from the sale or exchange of capital assets, unless the Eligible Investor has incurred indebtedness to acquire or maintain its interest in the corporation paying the dividend or the capital asset, as the case may be. The Fund has obtained a private letter ruling from the Internal Revenue Service to the effect that (i) the Fund will be recognized as a separate taxpayer from its stockholders, who will be considered stockholders in the Fund; (ii) the Fund, and not its stockholders, will be considered the holder of interests in Underlying Investment Vehicles organized as partnerships and as the borrower, should the Fund incur indebtedness; and (iii) distributions from the Fund to its stockholders (including funds deemed to be distributed and reinvested) will be treated either as dividends, as proceeds from the sale or exchange of capital assets, or as a return of capital. Thus, provided an Eligible Investor has not borrowed to acquire its interest in the Fund, income of the Eligible Investors from the Fund will not be taxable unrelated business income. Eligible Investors should consult their tax advisers regarding whether any borrowing by an Eligible Investor could give rise to acquisition indebtedness with respect to the Eligible Investor's interests in the Fund.

           Certain  Eligible  Investors  that  are  "Private   Foundations"  for
purposes of the Code, are subject to the requirement that they make no jeopardizing investments. According to applicable Treasury regulations, a jeopardizing investment occurs when foundation managers have failed to exercise ordinary business care and prudence in providing for the long- and short-term financial needs of the foundation to carry out its exempt purpose. Such foundations also are required to make annual distributions equal to five percent of the average value of the foundation's assets. A private foundation that is considering an investment in the Fund should consult its tax advisers concerning the potential application of these provisions to its investment in the Fund.

TENDER OFFERS

           A taxable holder of stock who, pursuant to any Tender Offer, tenders all shares of stock owned by such stockholder, and any shares considered owned thereby under attribution rules contained in the Code, will realize a gain or loss depending upon such stockholder's basis for the shares. Such gain or loss will be treated as capital gain or loss if the shares are held as capital assets and will be long-term or short-term depending on the stockholder's holding period for the shares.

                                     * * * *

           The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Fund and its stockholders. For further information, reference should be made to the pertinent Code sections and the regulations promulgated thereunder, which are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Investors are urged to consult their tax advisers regarding specific questions as to federal, state or local taxes.

                                 NET ASSET VALUE

           The net asset value of the Fund's shares of stock is determined quarterly (or at such other times as the Board of Directors may determine) as of the close of regular trading on the NYSE (generally, 4:00 p.m., New York time), on the last day of the quarter on which the NYSE is open for trading. For purposes of determining the net asset value of a share of stock of the Fund, the value of the securities of the Underlying Investment Vehicles plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) of the Fund is divided by the total number of shares of stock outstanding.



                     --------------------------------------

           Shares of open-end funds are valued at their respective net asset values under the 1940 Act. An open-end fund values securities in its portfolio for which market quotations are readily available at their current market value (generally the last reported sales price) and all other securities and assets at fair value pursuant to methods established in good faith by the board of directors of the underlying fund. Money market funds with portfolio securities that mature in 397 days or less may use the amortized cost or penny-rounding methods to value their securities. Shares of closed-end funds that are listed on U.S. exchanges are valued at the last sales price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Shares of closed-end funds traded in the OTC market and listed on NASDAQ are valued at the last trade price on NASDAQ at 4:00 p.m., New York time; other shares traded in the OTC market are valued at the last bid price available prior to valuation.

           A large percentage of the Fund's portfolio consists of assets for which market quotations are not available. Such assets are valued at current market value or, where unavailable, at fair value as determined in good faith by or under the direction of the Board of Directors. Such values may also depend significantly upon the determination of the adviser or general partner of the Underlying Private Fund who may use cost to fair value the Underlying Private Fund's investments. Fair value represents a good faith approximation of the value of an asset and will be used where there is no public market or possibly no market at all for a company's securities. The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its shares at net asset value at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing shareholders. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. The Board of Trustees will be responsible for ensuring that the valuation policies utilized are fair to the Fund and consistent with applicable regulatory guidelines. Securities having 60 days or less remaining to maturity are valued at their amortized cost.

                          DESCRIPTION OF CAPITAL STOCK

           The Fund is authorized to issue 100 million shares of capital stock, $.001 par value, all of which is classified as common stock. The Fund has 11,926,553 shares issued and outstanding. Although it has no current intention of doing so, the Board of Directors of the Fund is authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund. The description of the capital stock are subject to the provisions contained in the Fund's Articles of Incorporation and By-Laws.

           Shares of the stock have no preemptive, conversion, exchange, or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The outstanding shares of stock are, and those offered hereby, when issued, will be, fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors.

           Shares  of  stock of the  Fund  cannot  be  transferred  without  the approval of the Fund. Transferees must meet certain eligibility criteria. The Fund has the right to reject any transfer. See "Restrictions on Transferability."

           Any additional offerings of the Fund's stock, if made, will require approval of its Board of Directors and will be subject to the requirement of the 1940 Act that shares may not be sold at a price below the then-current net asset value, exclusive of underwriting discounts and commissions, except, among other things, in connection with an offering to existing stockholders or with the consent of a majority of the holders of the Fund's outstanding voting securities.


                     --------------------------------------

           As of the date of this registration statement, the Dietrich CRAT, the Dietrich CRUT and the Dietrich CRUT II own all of the outstanding voting securities of the Fund. Moreover, even if all the shares of stock offered hereby are issued to other persons, the Dietrich CRAT will continue to hold over 50% of the outstanding voting securities of the Fund and will thereby be deemed to control the Fund. As a result of this control relationship, the Dietrich CRAT will be able to vote its shares of stock to elect the directors it prefers regardless of how any other holders of stock vote for the election of directors.

           The following chart indicates the Fund's stock outstanding as of September 30, 2000.

                                                                                 AMOUNT OUTSTANDING
                                                      AMOUNT HELD BY                EXCLUSIVE OF
                                                       REGISTRANT OR        AMOUNT HELD BY REGISTRANT OR
       TITLE OF CLASS        AMOUNT AUTHORIZED        FOR ITS ACCOUNT             FOR ITS ACCOUNT
       --------------        -----------------        ---------------             ---------------
Common stock......              100,000,000                  -                       11,926,553


                             PERFORMANCE INFORMATION

           From time to time the Fund may include its total return for various specified time periods in advertisements or information furnished to present or prospective stockholders.

           The Fund may quote annual total return and aggregate total return performance data. Total return quotations for the specified periods will be computed by finding the rate of return (based on net investment income and any capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the value of such investment at the end of the period.

           The calculation of total return does not reflect the amount of any stockholder's tax liability.

           From time to time,  quotations  of the Fund's  average  annual  total return ("Standardized Return") may be included in advertisements, sales literature or shareholder reports. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed initial investment of $1,000 assuming the investment has been held for periods of one year, five years and ten years as of a stated ending date. If a five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a period corresponding to the life of the Fund. Standardized Return assumes that all dividends and capital gain distributions were reinvested in shares of the Fund.

           In addition, other total return performance data ("Non-Standardized Return") regarding the Fund may be included in advertisements, sales, literature or shareholder reports. Non-Standardized Return shows a percentage rate of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); and it assumes reinvestment of all dividends and capital gain distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted. Non-Standardized Return may consist of cumulative total returns, average annual total returns, year-by-year rates or any combination thereof. Cumulative total return represents the cumulative change in value of an investment in the Fund for various periods. Average annual total return refers to the annual compound rate of return of an investment in the Fund. Total return figures are based on historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.


                     --------------------------------------

ADMINISTRATOR, TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN


           Arthur Andersen serves as administrator for the Fund. As administrator, Arthur Andersen provides office facilities, supplies and administrative services and also assists in the preparation of reports to shareholders, proxy statements and filings with the SEC and state securities authorities. Arthur Andersen also performs certain accounting services, financial reporting, and compliance monitoring activities. For the services provided as Administrator, Arthur Andersen receives an annual fee equal to $70,000 from the Fund. Arthur Andersen does not serve as independent accountants for the Fund.

           [             ]  serves as the  Fund's  Transfer  Agent and  Dividend
Disbursing Agent. Mellon Bank, N.A. ("Mellon") serves as custodian of the Fund's assets.
                             ADDITIONAL INFORMATION

LEGAL MATTERS

           Certain legal matters in connection with the stock offered hereby will be passed on for the Fund by Kirkpatrick & Lockhart LLP, Washington, D.C.

INDEPENDENT ACCOUNTANTS

           The Fund's independent accountants conducts an annual audit of the Fund.

FURTHER INFORMATION

           Further  information   concerning  the  Fund  may  be  found  in  the
Registration Statement, on file with the SEC.

                              FINANCIAL STATEMENTS

           The Fund will send unaudited semi-annual and audited annual financial statements of the Fund to stockholders, including a list of the portfolio of investments held by the Fund. Unaudited financial statements for the semi-annual period ending September 30, 2000 are incorporated herein by reference to the semi-annual report to shareholders filed with the Securities and Exchange Commission on December 7, 2000.

           The financial statement included in this Prospectus has been included in reliance on the report of ____________________, independent accountants, given on the authority of that firm as experts in auditing and accounting. The audited financial statements of the Fund as of _______________ appear on the following pages.



                     --------------------------------------

                              FINANCIAL STATEMENTS

                              TO BE FILED.

                                    APPENDIX

DESCRIPTION OF THE TYPES OF SECURITIES THAT MAY BE ACQUIRED BY UNDERLYING INVESTMENT VEHICLES AND THE VARIOUS INVESTMENT TECHNIQUES SUCH FUNDS MAY EMPLOY

Certain of these securities and restrictions apply to all the Underlying Investment Vehicles while other securities and restrictions apply only to Underlying Funds or Underlying Private Funds, as noted below.

FOREIGN SECURITIES

An Underlying Investment Vehicle may invest up to 100% of its assets in securities of foreign issuers. Investments in foreign securities involve special risks and considerations that are not present when a Fund invests in domestic securities.

EXCHANGE RATES

Since an Underlying Investment Vehicle may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect the value of the Underlying Investment Vehicle's (and accordingly the Fund's) assets from the perspective of U.S. investors. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed by a fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Underlying Investment Vehicle may seek to protect itself against the adverse effects of currency exchange rate fluctuations by entering into currency-forward, futures or options contracts. Hedging transactions will not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the Underlying Investment Vehicle will lose money, either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults, or for other reasons.

EXCHANGE CONTROLS

The value of foreign investments and the investment income derived from them also may be affected (either favorably or unfavorably) by exchange control regulations. Although it is expected that Underlying Investment Vehicles will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there is no assurance that currency controls will not be imposed after the time of investment. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

LIMITATIONS OF FOREIGN MARKETS

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions, custodial expenses, and other fees also generally are higher than for securities traded in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of an Underlying Investment Vehicle's assets held abroad) and expenses not present in the settlement of domestic investments. A delay in settlement could hinder the ability of an Underlying Investment Vehicle to take advantage of changing market conditions, with a possible adverse effect on net asset value. There may also be difficulties in enforcing legal rights outside the United States.

FOREIGN LAWS, REGULATIONS AND ECONOMIES

There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of an Underlying Investment Vehicle's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit an Underlying Investment Vehicle's ability to invest in securities of certain issuers located in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions.

FOREIGN TAX CONSIDERATIONS

Income received by an Underlying Investment Vehicle from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by an Underlying Investment Vehicle will reduce the net income of the Underlying Investment Vehicle available for distribution to the Funds. Special tax considerations apply to foreign securities.

EMERGING MARKETS

Risks may be intensified in the case of investments by an Underlying Investment Vehicle in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in more developed nations, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. Debt obligations of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

FOREIGN CURRENCY TRANSACTIONS

An Underlying Investment Vehicle may enter into forward contracts to purchase or sell an agreed-upon amount of a specific currency at a future date that may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Under such an arrangement, a fund would, at the time it enters into a contract to acquire a foreign security for a specified amount of currency, purchase with U.S. dollars the required amount of foreign currency for delivery at the settlement date of the purchase;


                     --------------------------------------
the Underlying Investment Vehicle would enter into similar forward currency transactions in connection with the sale of foreign securities. The effect of such transactions would be to fix a U.S. dollar price for the security to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the particular foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received (usually 3 to 14 days). These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract usually has no deposit requirement and no commissions are charged for trades. While forward contracts tend to minimize the risk of loss due to a decline in the value of the currency involved, they also tend to limit any potential gain that might result if the value of such currency were to increase during the contract period.

REPURCHASE AGREEMENTS

An Underlying Investment Vehicle may enter into repurchase agreements with banks and broker-dealers under which it acquires securities, subject to an agreement with the seller to repurchase the securities at an agreed-upon time and an agreed-upon price. Repurchase agreements involve certain risks, such as default by, or insolvency of, the other party to the repurchase agreement. An Underlying Investment Vehicle's right to liquidate its collateral in the event of a default could involve certain costs, losses or delays. To the extent that proceeds from any sale upon default of the obligation to repurchase are less than the repurchase price, the Underlying Investment Vehicle could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES

An Underlying Investment Vehicle that is a mutual fund may invest up to 15% of its net assets in securities for which there is no readily available market ("illiquid securities"). This figure includes securities whose disposition would be subject to legal restrictions ("restricted securities") and repurchase agreements having more than seven days to maturity. Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the mutual fund being unable to realize a favorable price upon disposition of such securities, and in some cases might make disposition of such securities at the time desired by the mutual fund impossible.

LOANS OF PORTFOLIO SECURITIES

An Underlying Fund may lend its portfolio securities as long as: (1) the loan is continuously secured by collateral consisting of U.S. Government securities or cash or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the Underlying Fund may at any time call the loan and obtain the securities loaned;
(3) the Underlying Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the securities loaned will not at any time exceed one-third of the total assets of the Underlying Fund. Lending portfolio securities involves risk of delay in the recovery of the loaned securities and in some cases, the loss of rights in the collateral if the borrower fails.

SHORT SALES

An Underlying Investment Vehicle may sell securities short. In a short sale the Underlying Investment Vehicle sells stock it does not own and makes delivery with securities "borrowed" from a broker. The Underlying Investment Vehicle then becomes obligated to replace the security borrowed by purchasing it at the market-price at the time of replacement. This price may be more or less than the price at which the security was sold by the Underlying Investment Vehicle. Until the security is replaced, the Underlying Investment Vehicle is obligated to pay to the lender any dividends or interest accruing during the period of the loan.


                     --------------------------------------

In order to borrow the security, the Underlying Investment Vehicle may be required to pay a premium that would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

When it engages in short sales, an Underlying Investment Vehicle that is an Underlying Fund also must deposit in a segregated account an amount of cash or liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Underlying Investment Vehicle must maintain daily the segregated account at such a level that (1) the amount deposited in the account plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

An Underlying Investment Vehicle will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Underlying Investment Vehicle replaces the borrowed security. The Underlying Investment Vehicle will realize a gain if the security declines in price between such dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends or interest the Underlying Investment Vehicle may be required to pay in connection with a short sale.

SHORT SALES "AGAINST THE BOX"

A short sale is "against the box" if at all times when the short position is open the Underlying Investment Vehicle owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

INDUSTRY CONCENTRATION

An Underlying Investment Vehicle may concentrate its investments within one industry. Since the investment alternatives within an industry are limited, the value of the shares of such a fund may be subject to greater market fluctuation than an investment in a fund that invests in a broader range of securities.

OPTIONS

An Underlying Investment Vehicle may write (sell) listed call options ("calls") if the calls are covered through the life of the option. A call is covered if the Underlying Investment Vehicles owns the optioned securities. When an Underlying Investment Vehicle writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Underlying Investment Vehicles will forgo any gain from an increase in the market price of the underlying security over the exercise price.

An Underlying Investment Vehicle may purchase a call on securities to effect a "closing purchase transaction." This is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the fund on which it wishes to terminate its obligation. If the fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires (or until the call is exercised and the fund delivers the underlying security).


                     --------------------------------------
                                       A-4

An Underlying Investment Vehicle may write and purchase put options ("puts"). When a fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Underlying Investment Vehicles at the exercise price at any time during the option period. When an Underlying Investment Vehicle purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An Underlying Investment Vehicle also may purchase stock index puts, which differ from puts on individual securities in that they are settled in cash based upon values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is designed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exercised or sold, it will become worthless on its expiration date.

A mutual fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at any given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.

A custodian, or a securities depository acting for it, generally acts as escrow agent for the securities upon which the Underlying Investment Vehicles has written puts or calls, or as to other securities acceptable for such escrow so that no margin deposit is required of the Underlying Investment Vehicles. Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable in the exercise of an option, the Options Clearing Corporation has the authority to permit other generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

OPTIONS TRADING MARKETS

Options in which the Underlying Investment Vehicles will invest are generally listed on Exchanges. Exchanges on which such options currently are traded are the Chicago Board Options Exchange and the American, New York, Pacific, and Philadelphia Stock Exchanges. Options on some securities may not, however, be listed on any Exchange but traded in the over-the-counter market. Options traded in the over-the-counter market involve the additional risk that securities dealers participating in such transactions would fail to meet their obligations to the Underlying Investment Vehicle. The use of options traded in the over-the-counter market may be subject to limitations imposed by certain state securities authorities. In addition to the limits on the use of options discussed herein, a mutual fund is subject to the investment restrictions described in its Prospectus and the statement of additional information.

The staff of the SEC currently is of the view that the premiums that an Underlying Fund that is a mutual fund pays for the purchase of unlisted options, and the value of securities used to cover unlisted options written by the Underlying Fund, are considered to be invested in illiquid securities or assets for the purpose of calculating whether a mutual fund is in compliance with its fundamental investment restriction prohibiting it from investing more than 15% (or, in many cases, 10%) of its total assets (taken at current value) in any combination of illiquid assets and securities.


                     --------------------------------------
                                       A-5

FUTURES CONTRACTS

An Underlying Investment Vehicle may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated "contract markets" which, through their clearing corporations, guarantee performance of the contracts.

A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near such date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade (known as "contract markets") approved for such trading by the Commodity Futures Trading Commission (the "CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. On the other hand, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. The closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

An Underlying Investment Vehicle may sell financial futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the securities held by an Underlying Investment Vehicle will fall, thus reducing its net asset value. This interest rate risk may be reduced without the use of futures as a hedge by selling such securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and brokerage commissions and would typically reduce the fund's average yield as a result of the shortening of maturities.

The sale of financial futures contracts serves as a means of hedging against rising interest rates. As interest rates increase, the value of an Underlying Investment Vehicle's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the fund's investments being hedged. While an Underlying Investment Vehicle will incur commission expenses in selling and closing out futures positions (by taking an opposite position in the futures contract), commissions on futures transactions tend to be lower than transaction costs incurred in the purchase and sale of portfolio securities.

An Underlying Investment Vehicle may purchase interest rate futures contracts in anticipation of a decline in interest rates when it is not fully invested. As such purchases are made, an Underlying Investment Vehicle would probably expect that an equivalent amount of futures contracts will be closed out.

Unlike when an Underlying Investment Vehicle purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract. Upon entering into a contract, the Underlying Investment Vehicle is


                     --------------------------------------
                                       A-6
required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. Government securities. This is known as "initial margin." Initial margin is similar to a performance bond or good faith deposit which is returned to an Underlying Investment Vehicle upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

Subsequent payments, called "variation margin" or "maintenance margin", to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable. This is known as "marking to the market."

An Underlying Investment Vehicle may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by the fund. The Underlying Investment Vehicle may close its positions by taking opposite positions that will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the Underlying Investment Vehicles, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

A stock index futures contract may be used to hedge an Underlying Investment Vehicle's portfolio with regard to market risk as distinguished from risk related to a specific security. A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

In the event of an imperfect correlation between the futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

The market prices of futures contracts also may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, you may close futures contracts through offsetting transactions, which could distort the normal relationship between the securities and futures markets. Second, the deposit requirements in the futures market are less stringent than margin requirements in the securities market. Accordingly, increased participation by speculators in the futures market also may cause temporary price distortions.

Positions in futures contracts may be closed out only on an exchange or board of trade providing a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.

The risk to an Underlying Investment Vehicle from investing in futures is potentially unlimited. Gains and losses on investments in options and futures depend upon the Underlying Investment Vehicle's investment adviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

In order to assure that Underlying Funds have sufficient assets to satisfy their obligations under their futures contracts, the Underlying Funds are required to establish segregated accounts with their custodians. Such segregated accounts


                     --------------------------------------
                                       A-7
are required to contain an amount of cash, and other liquid, securities equal in value to the current value of the underlying instrument less the margin deposit.

OPTIONS ON FUTURES CONTRACTS

An Underlying Investment Vehicle may also purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Underlying Investment Vehicle also may purchase put options on futures contracts in lieu of, and for the same purpose as, a sale of a futures contract. An Underlying Investment Vehicle may also purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

The holder of an option may terminate the position by selling an option of the same series. There is, however, no guarantee that such a closing transaction can be effected. An Underlying Investment Vehicle is required to deposit initial and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are several risks relating to options on futures contracts. The ability to establish and close out positions on such options is subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop. In comparison with the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a fund because the maximum amount of risk is the premium paid for the option (plus transaction costs). There may, however, be circumstances when the use of an option on a futures contract would result in a loss to an Underlying Investment Vehicle when the use of a futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.

HEDGING

An Underlying Investment Vehicle may employ many of the investment techniques described for investment and hedging purposes. For example, an Underlying Investment Vehicle may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices, or purchase and sell stock index futures and related options to hedge against market wide movements in common stock prices. Although such hedging techniques generally tend to minimize the risk of loss that is hedged against, they also may limit the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

WARRANTS

An Underlying Investment Vehicle may invest in warrants. Warrants are options to purchase equity securities at specific prices valid for a specified period of time. The prices do not necessarily move in parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it becomes worthless and the fund loses the purchase price and the right to purchase the underlying security.


                     --------------------------------------
                                       A-8

LEVERAGE

An Underlying Fund that is a mutual fund may borrow up to 25% of the value of its net assets on an unsecured basis from banks to increase its holdings of portfolio securities. Under the 1940 Act, such fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings in order to restore such coverage if it should decline to less than 300% due to market fluctuation or otherwise. Such sale must occur even if disadvantageous from an investment point of view. Leveraging aggregates the effect of any increase or decrease in the value of portfolio securities on the Underlying Fund's net asset value. In addition, money borrowed is subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the interest and option premiums received from the securities purchased with borrowed funds.

HIGH YIELD SECURITIES AND THEIR RISKS

An  Underlying   Investment  Vehicle  may  invest  in  high  yield,   high-risk,
lower-rated securities, commonly known as "junk bonds." Such fund's investment in such securities is subject to the risk factors outlined below.

YOUTH AND GROWTH OF THE HIGH YIELD BOND MARKET

The high-yield, high-risk market is at times subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield, high risk securities in an Underlying Investment Vehicle's portfolio and their markets, as well as on the ability of securities' issuers to repay principal and interest. Issuers of high yield, high risk securities may be of low credit worthiness and the high yield, high risk securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates, the issuers of high yield, high risk securities may have greater potential for insolvency and a higher incidence of high yield, high risk bond defaults may be experienced.

SENSITIVITY OF INTEREST RATE AND ECONOMIC CHANGES

The prices of high yield, high risk securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by an Underlying Investment Vehicle defaults, the fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high risk securities and the Fund's net asset value. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

PAYMENT EXPECTATIONS

Certain securities held by an Underlying Investment Vehicle, including high yield, high risk securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, such fund would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield, high risk


                     --------------------------------------
                                       A-9
security's value will decrease in a rising interest rate market, as will the value of the Underlying Investment Vehicle's assets.

LIQUIDITY AND VALUATION

The secondary market may at times become less liquid or respond to adverse publicity or investor perceptions, making it more difficult for an Underlying Investment Vehicle to accurately value high yield, high risk securities or dispose of them. To the extent such fund owns or may acquire illiquid or restricted high yield, high risk securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

TAXATION

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. An Underlying Investment Vehicle will report the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. Further, an Underlying Investment Vehicle organized as a regulated investment company must distribute substantially all of its income to you to qualify for pass-through treatment under the tax law. Accordingly, such a fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash to satisfy distribution requirements.

CREDIT RATINGS

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield, high risk securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, the investment adviser to an Underlying Fund that is a mutual fund should monitor the issuers of high yield, high risk securities in the fund's portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities' liquidity so the fund can meet redemption requests. To the extent that an Underlying Investment Vehicle invests in high yield, high risk securities, the achievement of the fund's investment objective may be more dependent on the Underlying Investment Vehicle's own credit analysis than is the case for higher quality bonds. An Underlying Investment Vehicle may retain a portfolio security whose rating has been changed.

ASSET-BACKED SECURITIES

An Underlying Investment Vehicle may invest in mortgage pass-through securities, which are securities representing interest in pools of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect passing through monthly payments made by individual borrowers on mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose an Underlying Investment Vehicle to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost.

Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.


                     --------------------------------------
                                      A-10

An Underlying Investment Vehicle may invest in collateralized mortgage obligations (CMOs), which are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs are collateralized by portfolios of mortgage pass-through securities and are structured into multiple classes with different stated maturities. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

Other mortgage-related securities in which an Underlying Investment Vehicle may invest include other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the Underlying Investment Vehicles may invest in other asset-backed securities that have been offered to investors or will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including certificates for automobile receivables, which represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interest in the vehicles securing the contracts.







                     --------------------------------------

PART C - OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

      1.    Financial Statements:

            To be filed.

      2.    Exhibits:

            a.1.  Articles of Incorporation dated October 15, 1996.(1)

            a.2. Article of Amendment to the Articles of Incorporation dated April 21, 1997.(1)

            a.3. Article of Amendment to the Articles of Incorporation dated November 27, 2000 - To be filed.

            b.    By-Laws.(1)

            c.    None.

            d. Instruments defining the rights of holders of Registrant's shares of beneficial interest are incorporated by reference from Articles VI, IX, X and XII of Registrant's Articles of Incorporation and from Articles II, VI and X of Registrant's By-Laws filed as part of Registrant's Registration Statement on Form N-2 under the Securities Act of 1933 (File No. 333-26791) on May 9, 1997.

            e.    None.

            f.    None.

            g.    None.

            h. Form of Underwriting Agreement between Registrant and Mellon Financial Markets LLC - to be filed.

            i.    None.

            j.    Custodian Agreement.(2)

            k.    Administration  and  Accounting   Services  Agreement  between
                  Registrant and Arthur Andersen LLP - Filed herewith.

            l.    Opinion and Consent of Counsel  - to be filed.

            m.    None.

            n.    Consent of Independent Auditors - to be filed.

            o.    None.

            p.    None.

            q.    None.

----------------
(1) Incorporated by reference to Registrant's Registration Statement on Form N-2 filed under the Securities Act of 1933 (File No. 333-26791) on May 9, 1997.

(2) Incorporated by reference to Registrant's Registration Statements on Form N-2 under the Securities Act of 1933 and Investment Company Act of 1940 (File Nos. 333-26791, 811-7861) on December 17, 1997.

            r.    Code of Ethics of Registrant - Filed herewith.

ITEM 25.  MARKETING ARRANGEMENTS

      None.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

      The following table sets forth the estimated offering expenses to be incurred in connection with the offering described in this Registration
Statement:

                 Registration Fee ......................   $2,640
                 Printing ..............................   $
                 Fees and Expenses of Qualification under
                 State Securities Laws (including fees of
                 counsel) ..............................   $
                 Legal Fees and Expenses ...............   $
                 Accounting Fees                           $
                 Miscellaneous .........................   $
                          Total.........................   $

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

      None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

                                                   NUMBER OF RECORD
                                                     HOLDERS AS OF
            TITLE OF CLASS                        SEPTEMBER 30, 2000
            --------------                        ------------------

            Common Stock, par value $0.001                 3
            per share


ITEM 29.  INDEMNIFICATION

        Article Eleventh of the Articles of Incorporation of the Registrant states:

        A. To the maximum extent permitted by applicable law (including Maryland law and the Investment Company Act of 1940, as amended) as currently in effect or as may hereafter be amended:

               1. No director or officer of the [Registrant] shall be liable to the [Registrant] or its stockholders for money damages; and

               2. The [Registrant] shall indemnify and advance expenses as provided in the By-Laws of the [Registrant] to its present and past directors, officers, employees and agents, and persons who are serving or have served at the request of the [Registrant] in similar capacities for other entities.

        B. No amendment, alteration or repeal of this Article or the adoption, alteration or amendment of any other provision of these Articles of Incorporation or the By-Laws of the [Registrant] inconsistent with this Article, shall adversely affect any limitation on liability or indemnification of any person under this Article with respect to any act or failure to act which occurred prior to such amendment, alteration, repeal or adoption.

      Article IX, Section 1 of the Registrant's By-Laws states:

            The [Registrant] shall indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the [Registrant] as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or enterprise, to the full extent provided and allowed by Section 2-418 of the Annotated Code of Maryland (Corporations and Associations), as amended from time to time or any other applicable provisions of law. Notwithstanding anything herein to the contrary, no director, officer, investment adviser or principal underwriter of the [Registrant] shall be indemnified in violation of Sections 17(h) and (i) of the Investment Company Act of 1940, as amended. Expenses incurred by any such person in defending any proceeding to which he is a party by reason of service in the above-referenced capacities shall be paid in advance or reimbursed by the [Registrant] to the full extent permitted by law, including Sections 17(h) and (i) of the Investment Company Act of 1940, as amended.

      Section 9 of the Underwriting Agreement between the Registrant and Mellon Financial Markets, Inc. states:

      A. The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls an Underwriter within the meaning of
      Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Shares), to which such Underwriter or any such controlling person may become subject, under the Federal Securities Acts or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof or supplement thereto,
      (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment thereof or supplement thereto, or (iv) the omission or alleged omission to state therein af material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse such Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus, or any amendment thereof or supplement thereto, or the Registration Statement, or any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Underwriter or any controlling person of any of such Underwriter. The only information furnished by or on behalf of the Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus is described in Section 9(E) hereof.

      B. The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any and all loss, claim, damage or liability, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Federal Securities Acts or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
      (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereof or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment thereof or supplement thereto, or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company or any such director, officer or controlling person. The only information furnished by or on behalf of the Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus is described in Section 9(E) hereof.

      C. Promptly after receipt by any indemnified party under this Section 9 of notice of any claim or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 9.

            If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein an, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, except to the extent provided in the next following paragraph, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation.

            Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless: (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing, if the indemnified parties under Section 9 is the Underwriter or any of its or their controlling persons, or the Company, if the indemnified parties under Section 9 consist of the Company or any of the Company's directors, officers or controlling persons.

            Each indemnified party, as a condition of the indemnity agreements contained in Section 9(A) and (B), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            Notwithstanding the foregoing paragraph, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

      D. If the indemnification provided in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under Section 9(A) or 9(B) in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company and the Underwriter in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and their relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 9(D) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(D). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this Section 9(D) shall be deemed to include any legal or other expenses to which such indemnified party would be entitled if this Section 9 was applied. Notwithstanding the provisions of this Section 9(D), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price which the Shares underwritten by it and distributed to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission plus the Underwriter's proportionate share of such legal or other expenses; and any punitive or exemplary damages if the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by or statements made by the Underwriter. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      E. The Underwriter confirms that the information regarding such Underwriter set forth on the cover page of the Prospectus and the information regarding such Underwriter set forth under the caption "Purchase of Shares" in the Prospectus furnished by such Underwriter is correct, and the parties hereto acknowledge that such information constitutes the only information furnished in writing by or on behalf of the Underwriter for use in connection with the preparation of the Registration Statement or the Prospectus.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

None.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

      The account and records of the Registrant are maintained at the Registrant's office at 500 Grant Street, Suite 2226, Pittsburgh, PA 15219, at the office of the Registrant's custodian Mellon Bank, N.A., 3 Mellon Bank Center, Pittsburgh, PA 15259 and at the office of the Registrant's administrator, Arthur Andersen LLP, 2100 One PPG Place, Pittsburgh, PA 15222

ITEM 32.  MANAGEMENT SERVICES

      None.

ITEM 33.  UNDERTAKINGS

      (a)  Registrant  undertakes  to suspend  offering of the shares  until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value per share as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Mallard Fund, Inc., has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh and State of Pennsylvania on the 18th day of December 2000.

                                    THE MALLARD FUND, INC.



                                    By:  /s/ William S. Dietrich II
                                         ---------------------------------
                                         William S. Dietrich II
                                         President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. The undersigned hereby severally constitute and appoint William S. Dietrich II, Richard F. Berdik, and Arthur J. Brown, our true and lawful attorneys-in-fact, with full power to sign for each of us, and in each of our names, and in the capacities indicated below, any and all amendments to The Mallard Fund's Registration Statement on Form N-2 and all instruments necessary or desirable in connection therewith, filed with the Securities and Exchanges Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys-in-fact to any and all amendments to said Registration Statement.

Signature                                    Title                               Date

/s/ William S. Dietrich II                   Director, President and Chief
------------------------------
William S. Dietrich II                       Executive Officer                   December 18, 2000



/s/Evans Rose, Jr.                           Director                            December 18, 2000
------------------------------
 Evans Rose, Jr.



/s/ Jennings R. Lambeth                      Director                            December 18, 2000
------------------------------
Jennings R. Lambeth



/s/ Thomas Marshall                          Director                            December 18, 2000
------------------------------
Thomas Marshall



/s/ Richard F. Berdik                        Secretary, Treasurer and Chief      December 18, 2000
------------------------------
Richard F. Berdik                            Financial Officer

                            THE MALLARD FUND, INC.

                                 EXHIBIT INDEX

EXHIBIT    DOCUMENT DESCRIPTION

a.3. Articles of Amendment to the Articles of Incorporation dated November 27, 2000.

k.         Accounting and Administrative Services Agreement.

r.1.       Code of Ethics of Registrant.